United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒      Filed by a Party other than the Registrant   ☐
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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

NAUTILUS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NAUTILUS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Nautilus, Inc.:

The annual meeting of shareholders of Nautilus, Inc. will be held on Friday, May 1, 2020, at 1:00 p.m. Pacific Daylight Time. With the health and well-being of our shareholders, employees, directors, auditors, and those corporate partners who normally attend the annual meeting in mind, this year's annual meeting will be a completely virtual meeting and will be conducted via live webcast. You will not be able to attend the annual meeting in person. You will be able to participate in the annual meeting of shareholders online, vote and submit your questions during the meeting by visiting www.meetingcenter.io/266923646, for the following purposes:

1.	To elect a Board of Directors, consisting of six (6) members, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To approve the compensation of the named executive officers in a non-binding, advisory vote, as reported in this Proxy Statement;

3.	To ratify the Audit Committee's appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

4.	To approve the amendment and restatement of the Nautilus, Inc. 2015 Long-Term Incentive Plan, as amended; and

5.	To consider and act upon any other matter which may properly come before the annual meeting or any adjournment thereof.

Only shareholders who held their shares at the close of business on March 16, 2020, the record date, are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to participate in the annual meeting. Whether or not you plan to participate in the annual meeting, please sign and promptly return the enclosed proxy card, which you may revoke at any time prior to its use. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the annual meeting in accordance with your proxy.

By Order of the Board of Directors,

/s/ Wayne M. Bolio
WAYNE M. BOLIO Secretary

Vancouver, Washington
March 30, 2020

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held On May 1, 2020:

Pursuant to rules promulgated by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Annual Meeting and a 2019 Annual Report to Shareholders, and by notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting, Proxy Statement and 2019 Annual Report to Shareholders are available at http://www.nautilusinc.com/investors. In accordance with the SEC rules, the materials on the website are searchable, readable and printable, and the website does not have “cookies” or other tracking devices which identify visitors.

2020 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

NAUTILUS, INC.
17750 S.E. 6th Way
Vancouver, Washington 98683

PROXY STATEMENT

General Information

Our Board of Directors (the “Board”) is furnishing this Proxy Statement and the accompanying Annual Report to Shareholders, Notice of Annual Meeting and proxy card in connection with its solicitation of proxies for use at our 2020 annual meeting of shareholders (the “Annual Meeting”) or any adjournment thereof. The Annual Meeting will be held on Friday, May 1, 2020, beginning at 1:00 p.m., Pacific Daylight Time, online via live webcast at www.meetingcenter.io/266923646. The password for the meeting is NLS2020.

Our Board has designated the two persons named on the enclosed proxy card, Aina E. Konold and Wayne M. Bolio, to serve as proxies in connection with the Annual Meeting. These proxy materials and the accompanying Annual Report to Shareholders are being mailed on or about March 30, 2020 to our shareholders of record as of March 16, 2020.

Participating in the Annual Meeting

We will be hosting the Annual Meeting live via Internet webcast. You will not be able to attend the meeting in person. A summary of the information you need to participate in the Annual Meeting online is provided below:

•
Any shareholder may listen to the Annual Meeting and participate live via webcast at www.meetingcenter.io/266923646. The password for the meeting is NLS2020. The webcast will begin at 1:00 p.m. Pacific Time on Friday, May 1, 2020.

•	Shareholders may vote and submit questions during the Annual Meeting via live webcast.

•
To enter the meeting, please have your 15-digit control number which is available on your proxy card. If you do not have your 15-digit control number, you will be able to listen to the meeting only, you will not be able to vote or submit questions during the meeting.

•	Instructions on how to connect to and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at www.meetingcenter.io/266923646.

How Do I Vote?

If you are a shareholder of record, there are several ways to vote:

•	by participating in the Annual Meeting and voting according to the instructions posted at www.meetingcenter.io/266923646; or

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by following the instructions on your proxy card for voting either online or by phone.
Even if you plan to participate in the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.

If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares.  Street name shareholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet.  However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee.  As discussed below, if you are a street name shareholder, you may not vote your shares live during the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee

Can I attend the Annual Meeting in person?

With the health and well-being of our shareholders, employees, directors, auditors and those corporate partners who normally attend the annual meeting in mind, we will be hosting the Annual Meeting via live webcast on the Internet. You will not be able to attend the Annual Meeting in person. The webcast will start at 1:00 p.m. Pacific Time, on May 1, 2020. Shareholders may vote and submit questions while connected to the Annual Meeting on the Internet. Any shareholder can listen to and participate in the Annual Meeting live via the Internet at www.meetingcenter.io/266923646. The password for the meeting is NLS2020.

What do I need in order to be able to participate in the Annual Meeting online?

You will need the 15-digit control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Instructions on how to connect and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at www.meetingcenter.io/266923646. If you do not have your 15-digit control number, you will be able to listen to the meeting only, you will not be able to vote or submit questions during the meeting.

Revocability of Proxies

If you are a shareholder of record, you may change your vote or revoke any proxy you execute at any time prior to its use at the Annual Meeting by:
•    delivering written notice of revocation to our Secretary at the address provided on this page 1 above;
•    delivering an executed proxy bearing a later date to our Secretary at the address provided on this page 1 above; or

•	to revoke your proxy and vote during the Annual Meeting, follow the instructions posted at www.meetingcenter.io/266923646.

If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Record Date

Our Board has fixed the close of business on March 16, 2020 as the record date for determining which of our shareholders are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 29,781,288 shares of our common stock were outstanding.

Voting; Quorum

Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Shareholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of our outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.

Votes Required to Approve Each Proposal

If a quorum is present at the Annual Meeting:

(i) the six (6) nominees for the election of directors who receive the greatest number of votes cast by the shares present and voting in person or by proxy will be elected as directors; and

(ii) the proposals regarding the advisory vote on named executive officer compensation will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it; and

(iii) the ratification of the selection of the independent registered public accounting firm will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it; and

(iv) the proposal regarding the amendment and restatement of the Nautilus, Inc. 2015 Long-Term Incentive Plan, as amended, will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

Counting of Votes; Abstentions

You may vote “FOR” or “WITHHOLD” authority to vote for the nominee for election as a director. If you vote your shares without providing specific instructions, your shares will be voted FOR the nominee for election to the Board of Directors. If you vote to “WITHHOLD” authority to vote for the nominee for election as a director, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be counted as a vote cast on the proposal and will have no effect in determining whether the nominee is elected.

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the proposals regarding the advisory vote on named executive officer compensation, the ratification of the selection of the independent registered public accounting firm, and the approval of the amendment and restatement of the 2015 Long-Term Incentive Plan, as amended.  If you choose “ABSTAIN” from voting on a proposal, your shares represented will be counted as present for the purpose of determining a quorum, but will not be counted as votes cast on the proposal and will have no effect in determining whether the proposal is approved.

Broker Discretionary Voting

If your shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice of Annual Meeting was forwarded to you by your broker or nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to participate in the Annual Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

If you hold your shares in street name, your broker, bank or other similar institution may be able to vote your shares without your instructions depending on whether the matter being voted on is “discretionary” or “non-discretionary.” In the case of a discretionary matter (for example, the ratification of the independent registered public accounting firm), your broker is permitted to vote your shares of common stock if you have not given voting instructions. In the case of a non-discretionary matter (for example, the election of directors, the advisory vote to approve executive compensation and the advisory vote on the frequency of the vote on executive compensation), your broker cannot vote your shares if you have not given voting instructions.

A “broker non-vote” occurs when your broker submits a proxy for the Annual Meeting with respect to discretionary matters, but does not vote on non-discretionary matters because you did not provide voting instructions on these matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted as votes cast for a proposal and will have no effect on the outcome of any proposal. Therefore, it is important that you provide specific voting instructions to your broker, bank or similar institution.

Proxy Procedure

When a proxy card is properly dated, executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. If no specific instructions are given, the shares will be voted FOR the election of the director nominees described below, FOR the proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers as set forth in the proxy statement, FOR the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020 and FOR the proposal to approve the amendment and restatement of the Nautilus, Inc. 2015 Long-Term Incentive Plan, as amended. If other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Cost of Proxy Solicitation

We will bear all costs associated with the solicitation of proxies in connection with the Annual Meeting. We do not plan to hire a proxy solicitor, but, to the extent we choose to use proxy solicitor services, we will pay the related fees and expenses.

Procedures for Shareholder Proposals and Nominations

Under our amended and restated bylaws, as amended ("Bylaws"), nominations for directors at an annual meeting may be made only by (1) the Board or a committee of the Board, or (2) a shareholder entitled to vote who has delivered notice to us within 120 to 180 days before the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting.

Our Bylaws also provide that business may not be brought before an annual meeting unless it is: (1) specified in the notice of meeting (which includes shareholder proposals that we are required to include in our proxy statement under SEC Rule 14a-8); (2) brought before the meeting by or at the direction of the Board; or (3) brought by a shareholder entitled to vote who has delivered notice to us (containing certain information specified in the Bylaws) within 120 to 180 days before the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting. In addition, you must comply with SEC Rule 14a-8 to have your proposal included in our proxy statement. A copy of the full text of our Bylaws may be obtained upon written request to our Secretary at the address provided on page 1 of this Proxy Statement.

To be timely for our 2021 annual meeting, we must receive the written notice at our principal executive offices not earlier than October 1, 2020 and not later than the close of business on November 30, 2020.

In the event that we hold our 2021 annual meeting more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a shareholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before our 2021 annual meeting of shareholders and no later than the close of business on the later of the following two dates:

•	the 90th day prior to our 2021 annual meeting; or

•	the 10th day following the day on which public announcement of the date of our 2021 annual meeting is first made.

Where can I find the results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K after they become available.

Where You Can Find More Information

We file our proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The SEC maintains an Internet site at http://www.sec.gov/ where you can obtain most of our SEC filings. We also make available, free of charge, on our website at www.nautilusinc.com, our proxy statements filed with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after they are filed electronically with the SEC.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

According to our Bylaws, our Board shall be comprised of no more than fifteen (15) directors, provided, however that the number may be otherwise set by resolution of our Board. The Board has fixed the authorized number of our directors at seven (7).

At this Annual Meeting, our shareholders will elect a board consisting of six (6) directors to serve until our 2021 annual meeting or until their respective successors are elected and qualified. Our Board has nominated the individuals listed below to serve on our Board. All of the nominees are currently members of our Board. Ronald P. Badie, having served as a director for fifteen years, is not standing for reelection and his service as a director will expire immediately following the Annual Meeting. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, our Board may provide for a lesser number of directors or designate a substitute. If our Board designates a substitute, the proxy holders will have the discretionary authority to vote for the substitute. Proxies may not be voted for more than six (6) nominees.

OUR BOARD UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTOR:

James “Jim” Barr, IV, 57, joined Nautilus, Inc. as Chief Executive Officer and Board Member in July 2019. He brings with him key capabilities of driving growth through people leadership, consumer-driven marketing, innovation and technology, as well as multiple successes transforming and growing large scale digital and multichannel businesses in diverse industries. Before joining Nautilus, Inc. Mr. Barr was Group President of Ritchie Bros., a global leader in the sales of used industrial equipment. Prior to that Mr. Barr held the position of EVP and Chief Digital Officer of OfficeMax where he led the transformation of its online and omnichannel experiences. In 2008, Mr. Barr was named the first President of Sears Holdings’ newly-formed Online Business Unit, where he developed and drove an omnichannel and online strategy that rapidly expanded the product assortment and growth. Mr. Barr’s foundational digital experiences came as an executive for 12 years in Microsoft’s online businesses as GM, Commerce Services, where he led Microsoft’s B2C ecommerce businesses, such as online shopping, classified advertising and auctions, as well as underlying technology platforms, and, before that was GM, MSN Business Development. Mr. Barr holds a B.S. from Miami University, and an MBA in Finance from the University of Chicago Booth School of Business.

M. Carl Johnson, III, 71, joined our Board in July 2010 and has been Chairman of our Board since 2011. He also served as our interim Chief Executive Officer between March 2019 and July 2019. He joined the Board of Directors of Vespa Parent LLC (owner of Nonni’s Food Group) in October 2018. In October 2015, Mr. Johnson retired as Executive Vice President, Marketing and Chief Growth Officer of Big Heart Pet Brands, a division of J.M. Smucker Company. In this role he had line and operating responsibility for the company’s widely distributed brands, and the innovation, marketing and creative services, consumer and customer insights, communications and government relations groups, and the company’s Canadian subsidiary. He joined Del Monte Foods, a privately-owned manufacturer and marketer of processed foods, and the predecessor of Big Heart Pet Brands, in November 2011 as Executive Vice President, Brands. From 2001 until April 2011, Mr. Johnson served as Senior Vice President and Chief Strategy Officer of the Campbell Soup Company, a producer of canned soups and related products, where he had direct responsibility for corporate strategy, research and development, quality, corporate marketing services, licensing, and e-business. Mr. Johnson joined Campbell from Kraft Foods, where he ran three successively larger business divisions. Earlier in his career, he held management positions at Colgate-Palmolive and Polaroid Corporation and served as head of the Consumer Goods consulting practice at Marketing Corporation of America. Mr. Johnson completed a 2016 Fellowship at Harvard University’s Advanced Leadership Initiative and a 2017 Fellowship at Stanford University’s Distinguished Careers Institute. Mr. Johnson serves as an executive committee member of the Agricultural Sustainability Institute, University of California, Davis. Mr. Johnson is a trustee of the Adelphic Educational Fund, Wesleyan University, which grants scholarships and supports educational, literary and artistic programs. He is also a member of the Steering Committee of the Kilts Center for Marketing at the University of Chicago Graduate School of Business, which provides scholarships to top marketing students and helps the school steer its marketing curriculum. Mr. Johnson is also a member of the Nutrition Round Table, Harvard T.H. Chan School of Public Health, Harvard University. Mr. Johnson earned his B.A. degree in Government and Economics from Wesleyan University, and his M.B.A. degree from the University of Chicago. Our Board has determined that Mr. Johnson has the requisite experience and expertise to be a director of Nautilus based on his consumer marketing expertise and strong background in corporate expansion strategy.

Richard A. Horn, 72, joined our Board in December 2007. Mr. Horn is the Chairman of the Compensation Committee and is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Horn has been a private investor since February 2002. Mr. Horn was general manager of the PetsHotel Division of PetSmart, Inc., a company that provides products, services and solutions for the lifetime needs of pets, from April 2001 through February 2002. From January 1999 through March 2001, he was Senior Vice President and General Merchandise Manager of PetSmart.com, Inc. and from July 1994 until December 1998, he was Vice President and General Merchandise Manager of PetSmart, Inc. From 1992 to 1994, Mr. Horn was Chief Financial

Officer of Weisheimer Companies, Inc., a chain of retail pet supply stores. Mr. Horn was a partner at Coopers & Lybrand (now PricewaterhouseCoopers), an international public accounting and business consulting firm, from 1980 to 1992. Mr. Horn serves as Chairman of the Board of Trustees of Saint Joseph’s Hospital and Medical Center and Saint Joseph’s Westgate Hospital in Phoenix, Arizona. He is also on the Board of Directors of the Fiesta Bowl and serves as its Treasurer. Mr. Horn graduated from Indiana University, Bloomington, with a B.S. in Accounting. Our Board has determined that Mr. Horn has the requisite experience and expertise to be a director of Nautilus. As a former retail merchandising and direct-marketing executive, former Chief Financial Officer and a former partner at Coopers & Lybrand, Mr. Horn brings particular expertise to our Board in the areas of direct marketing sales, consumer product merchandising and retail trade, service industries, investor relations, financial reporting, accounting and auditing for complex multinational operations.

Patricia "Patty" M. Ross, 55, joined the Board in March 2020, and currently serves as a member of the Audit Committee and the Compensation Committee. Ms. Ross previously served as an Executive Advisor to Apple, Inc., a technology company, since November 2019 (NASDAQ: AAPL). Prior to that, she served as Founder and Principle for PMR Operations and Organizational Consulting LLC, a company providing organizational, talent and business consulting services, from March 2017 to November 2019. From 1992 to March 2017, Ms. Ross served Nike, Inc. (NYSE: NKE) in a variety of roles, including most recently Vice President, Global Operations & Technology. She currently serves as a Board Member for MMC Corp and 4word. Ms. Ross holds a Bachelor of Applied Science degree in Finance and Marketing from Portland State University, a coaching certification in Executive Leadership Development from The Hudson Institute of Coaching, and an Advanced Management certificate of completion in Business Administration and General Management from Harvard Business School. She is also a graduate of the Executive Education Program at Harvard Business School, where she focused on corporate boards, governance, operations, and management.

Anne G. Saunders, 58, joined our Board in April 2012. Ms. Saunders is the Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee and the Compensation Committee. Since March 2019, Ms. Saunders has been a member of the Audit and Nominating and Governance Committees of WD-40 Company (NASDQ:WDFC). Since November 2017, Ms. Saunders has been a non-executive director of the Swiss Water Coffee Decaffeination Company (OTC:SWSSF), a global leader in natural process green coffee decaffeination, where she is also a member of the Compensation Committee. From April 2016 to January 2017, Ms. Saunders was U.S. President of NakedWines.com, a global wine company that uses crowdfunding to fund independent wine makers and direct ships wine to customers. From September 2014 to April 2016, Ms. Saunders was U.S. President of FTD, Inc. (NYSE:FTD), a global floral and gifting company. From August 2012 to January 2014, Ms. Saunders was President of Redbox, an entertainment company that is owned and operated by Coinstar, Inc. (NASDAQ:CSTR). From March 2009 until January 2012, Ms. Saunders was Executive Vice President and Chief Marketing Officer for Knowledge Universe, a privately-held early education company with over 1,600 schools nationwide. From February 2008 until March 2009, Ms. Saunders was Senior Vice President, Consumer Bank Executive and, from May 2007 until February 2008, she was Senior Vice President, Brand Executive, for Bank of America Corporation (NYSE:BAC). Between 2001 and 2007, Ms. Saunders held a variety of positions with Starbucks Coffee Co. (NASDAQ:SBUX), including Senior Vice President, Global Brand, during that company’s period of rapid domestic and international growth. Ms. Saunders has also held executive and senior management positions with eSociety, a B2B e-commerce company, AT&T Wireless and Young & Rubicam. Additionally, Ms. Saunders served, from 2006 until 2007, as a director for Blue Nile, Inc. (NASDAQ:NILE). She received a B.A. from Northwestern University and an M.B.A. from Fordham University. Our Board has determined that Ms. Saunders has the requisite experience to be a director of Nautilus. Ms. Saunders brings to our Board a strong background in marketing and building brands and provides Nautilus with additional expertise and understanding of the consumer marketplace.

Marvin G. Siegert, 71, joined our Board in August 2005. Mr. Siegert is Chairman of the Audit Committee and a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Currently a private investor, Mr. Siegert was President and Chief Operating Officer of The Pyle Group LLC, a private equity investment group, from 1996 until July 2007. Prior to The Pyle Group, Mr. Siegert spent 26 years with Rayovac Corporation, a manufacturer of batteries and lighting products, where he held various positions, with his most recent position as Senior Vice President and Chief Financial Officer. From 2010 until February 2018, Mr. Siegert served as Audit Committee Chairman on the Board of Directors of Great Lakes Educational Loan Services, Inc., a privately-held student loan servicing company. He is also a member of the Board of Directors of Uniek, Inc., a manufacturer and distributor of picture frames and wall décor. From 2005 until December 2012, Mr. Siegert was a member of the Board of Directors of Hy Cite Corporation, a privately-held direct sales marketing company. In addition, from January 2014 until December 2016, Mr. Siegert served on the Board of Directors of Behrens Manufacturing, Inc., a manufacturer and distributor of high quality metal containers. Mr. Siegert graduated from the University of Wisconsin, Whitewater with a degree in accounting and holds a Master’s degree in management from the University of Wisconsin, Madison. Our Board has determined that Mr. Siegert has the requisite experience and expertise to be a director of Nautilus. As a former President and Chief Operating Officer of a private equity investment group and former Chief Financial Officer of a privately-held global consumer products company, Mr. Siegert brings a particular expertise to our Board in the areas of consumer products, investor relations and financial strategies.

No family relationship exists among any of the directors or executive officers. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director was selected as a director or executive officer of Nautilus.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Our Board oversees our overall performance on behalf of our shareholders. Members of our Board stay informed of our business through discussions with our Chief Executive Officer ("CEO") and other members of our executive team, by reviewing materials provided to them, and by participating in regularly scheduled Board and committee meetings.

Corporate Governance

Our Board is elected by our shareholders to govern our business and affairs. Our Board selects our senior management team, which is charged with conducting our business. Having selected our senior management team, our Board acts as an advisor to senior management and monitors their performance. Our Board reviews strategies, financial objectives and operating plans. It also plans for management succession of our CEO, as well as other senior management positions, and oversees our compliance efforts.

Our Board has determined that each of Richard A. Horn, M. Carl Johnson, III, Patricia M. Ross, Anne G. Saunders and Marvin G. Siegert qualify as an “independent director” under our Corporate Governance Policies (available on our website at www.nautilusinc.com), Section 303A.02 of the Listed Company Manual (the "Listed Company Manual") of the New York Stock Exchange ("NYSE"), and applicable rules of the SEC, and that each such person is free of any relationship that would interfere with the individual exercise of independent judgment. Our Board has further determined that each member of the Board's three committees meets the independence requirements applicable to those committees prescribed by the Listed Company Manual and the SEC, including Rules 10A-3(b)(1) and 10C-1 under the Exchange Act related to independence of audit committee and compensation committee members, respectively.

Our Board met seventeen times in 2019 and all of our directors attended at least 75% of the meetings of our Board and of the meetings held by the committee(s) on which they served. Currently, we do not have a policy requiring our Board members' attendance at the annual shareholders meeting. All of our directors attended our 2019 annual shareholders meeting.

In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of independent directors during each regularly scheduled board meeting and at such other times if requested by an independent director. These executive sessions are generally led by our Chairman.

Transactions with Related Persons

Our Board recognizes that “transactions” with a “related person” (as such terms are defined in Item 404 of Regulation S-K) present a heightened risk of conflict of interest and/or improper valuation (or the perception thereof) and, therefore, has adopted a policy which shall be followed in connection with all related person transactions. Specifically, this policy addresses our procedures for the review, approval and ratification of all related person transactions.

Our Board has determined that the Audit Committee is best suited to review and approve related person transactions. Accordingly, any related person transactions recommended by management shall be presented to the Audit Committee for approval at a regularly scheduled meeting of the Audit Committee. Any related person transaction shall be consummated or shall continue only if the Audit Committee approves the transaction, the disinterested members of our Board approve the transaction, or the transaction involves compensation approved by the Compensation Committee.

Committees of the Board

Our Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee is governed by a written charter that may be amended by our Board at any time. The full text of each committee charter and our Corporate Governance Policies are available on our website located at www.nautilusinc.com or in print to any interested party who requests it. Requests should be sent to the Nautilus, Inc. Secretary at the address provided on page 1 of this Proxy Statement.

The Audit Committee
The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act and represents and assists our Board in fulfilling its oversight responsibility relating to (i) the integrity of our financial statements and other financial information furnished by Nautilus, (ii) our compliance with legal and regulatory requirements, (iii) our system of internal controls over financial reporting, (iv) our independent registered public accounting firm's qualifications, performance, compensation and independence, (v) the performance of our internal audit function, and (vi) compliance with our code of business conduct and ethics.

In fulfilling the duties outlined in its charter, the Audit Committee, among other things, shall:

•	have the sole authority and responsibility to select, evaluate and, where appropriate, replace our independent registered public accounting firm;

•
review and discuss with management and our independent registered public accounting firm, prior to release to the general public and legal and regulatory agencies, our annual audited financial statements and quarterly financial statements, including disclosures contained in our Annual Report on Form 10-K under the section heading “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and matters required to be reviewed under applicable legal, regulatory or public company exchange listing requirements;

•
discuss polices developed by management and our Board with respect to risk assessment and risk management and steps management has taken to monitor and control financial risk exposure, including anti-fraud programs and controls;

•	review the responsibilities, functions and performance of our internal audit function, including internal audit's charter, plans and budget and the scope and results of internal audits;

•
review management's report on internal control over financial reporting and discuss with management and the independent registered public accounting firm any significant deficiencies or material weaknesses in the design or operation of our internal controls; and

•
establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters or violations of our code of conduct.

During 2019, the Audit Committee consisted of four independent directors: Marvin G. Siegert (Chairman), Ronald P. Badie, Richard A. Horn and Anne G. Saunders. Mr. Badie is not standing for reelection and expects to resign from the Audit Committee following the conclusion of the Annual Meeting. Ms. Ross was appointed to the Audit Committee in March 2020. Each member of the Audit Committee meets the independence, financial literacy and experience requirements contained in the corporate governance listing standards of the NYSE relating to audit committees. In addition, our Board has determined that Messrs. Horn and Siegert each qualify as an “audit committee financial expert” under the regulations of the SEC. Although all members of the Audit Committee meet the current NYSE regulatory requirements for accounting or related financial management expertise, and our Board has determined that Messrs. Horn and Siegert each qualify as an “audit committee financial expert,” members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting. The Audit Committee met four times during 2019.

A copy of the full text of the Audit Committee Charter can be found on our website at www.nautilusinc.com.

The Compensation Committee
The Compensation Committee is responsible for overseeing the compensation of our employees, including equity-based plans, and employee benefit plans and practices, including the compensation and benefits of our executive officers. The Compensation Committee also administers our 2015 Long-Term Incentive Plan.

In fulfilling the duties outlined in its charter, the Compensation Committee, among other things, shall:

•
periodically review our executive compensation plans in light of our goals and objectives with respect to such plans and, if the committee deems appropriate, adopt, or recommend to our Board the adoption of new, or the amendment of existing, executive compensation plans;

•
annually evaluate the performance of our CEO and, with our CEO's participation and input, that of our other executive officers in light of the goals and objectives of our executive compensation plans. Based on this evaluation, the Compensation Committee shall determine and approve the CEO's compensation level and, with the CEO's participation and input, the compensation levels of our other executive officers;

•	approve any equity compensation awarded to any of our executive officers, subject to the requirements of the applicable compensation plans; and

•
with respect to SEC reporting requirements, review and discuss with management our compensation discussion and analysis, and oversee the preparation of, and approve, the Compensation Committee's report on executive compensation to be included in our proxy statement.

The Compensation Committee may not delegate any power or authority required by any law, regulation or listing standard to be exercised by the committee. The Compensation Committee met two times during 2019. Pursuant to its charter, the Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain compensation consultants, independent legal counsel or other advisors and has the sole authority to approve the fees and other retention terms with respect to such advisors. From time to time the Compensation Committee has engaged compensation consultants to advise it on certain matters. See "Compensation Discussion and Analysis."

A copy of the full text of the Compensation Committee Charter can be found on our website at www.nautilusinc.com.

Compensation Committee Interlocks and Insider Participation
During 2019, the Compensation Committee was comprised of five independent directors: Richard A. Horn (Chairman), Ronald P. Badie, M. Carl Johnson III, Anne G. Saunders and Marvin G. Siegert. Mr. Johnson resigned as a member of the Compensation Committee in connection with his appointment as interim Chief Executive Officer on March 2, 2019 until Mr. Barr was appointed in July 2019, at which point Mr. Johnson resumed service on the Compensation Committee. Mr. Badie is not standing for reelection and expects to resign from the Compensation Committee following the conclusion of the Annual Meeting. Ms. Ross was appointed to the Compensation Committee in March 2020. None of the members of the Compensation Committee have a relationship with Nautilus, other than as directors and shareholders. With the exception of Mr. Johnson's interim service, no member of the Compensation Committee is, or was formerly, an officer or an employee of Nautilus. None of our executive officers served, during the year ended December 31, 2019, as a member of the compensation committee or on the board of directors of any entity that has an executive officer serving as a member of our Compensation Committee or Board.

The Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for considering and making recommendations concerning the membership and function of the Board, and the development and review of corporate governance guidelines.

In fulfilling the duties outlined in its charter, the Nominating and Corporate Governance Committee, among other things, shall:

•	identify individuals qualified to become members of our Board and select director nominees to be presented for shareholder approval at our annual meeting of shareholders;

•	review our Board's committee structure and recommend to the Board for its approval directors to serve as members of each committee;

•	develop and recommend to our Board for its approval a set of corporate governance guidelines;

•	develop and recommend to our Board for its approval an annual self-evaluation process of the Board and its committees; and

•	review, on an annual basis, director compensation and benefits.

The Nominating and Corporate Governance Committee will consider recommendations for directorships submitted by shareholders. Shareholders who wish the Nominating and Corporate Governance Committee to consider their directorship recommendations should submit their recommendations in writing to Nautilus, Inc., 17750 S.E. 6th Way, Vancouver, Washington 98683, Attn: Chairman of Nominating and Corporate Governance Committee. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominations made by the Nominating and Corporate Governance Committee.

Nominees may be suggested by directors, members of management, shareholders or, in some cases, by a third-party firm. In identifying and considering candidates for nomination to the Board, the Nominating and Corporate Governance Committee considers a candidate's quality of experience, our needs and the range of talent and experience represented on our Board. In evaluating particular candidates, the Nominating and Corporate Governance Committee will review the nominee's personal and professional integrity, judgment, experience, and ability to serve the long-term interest of the shareholders. The Nominating and Corporate Governance Committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities, as well as matters of diversity, including gender, race and national origin, education, professional experience and differences in viewpoints and skills. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, both the Board and the Nominating and Corporate Governance Committee believe that it is essential that Board members represent a diverse range of experience, expertise and viewpoints.

During 2019, the Nominating and Corporate Governance Committee was comprised of four independent directors: Anne G. Saunders (Chairman), Ronald P. Badie, Richard A. Horn, and Marvin G. Siegert. Mr. Badie is not standing for reelection and expects to resign from the Nominating and Corporate Governance Committee following the conclusion of the Annual Meeting. The Nominating and Corporate Governance Committee met four times during 2019.

A full copy of the Nominating and Corporate Governance Committee Charter can be found on our website at www.nautilusinc.com.

Communications with Directors

All interested parties may send correspondence to our Board or to any individual director at the following address: Nautilus, Inc., 17750 S.E. 6th Way, Vancouver, Washington 98683.

Your communications should indicate that you are a shareholder of Nautilus. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed (or, if no director is specified, to the Chairman), attempt to handle the inquiry directly, or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the Board or any individual director.

Board Leadership Structure

Our Board has a majority of independent directors; six out of the seven directors are independent, and five out of our six director nominees are independent. The Audit, Compensation, and Nominating and Corporate Governance committees each are composed solely of independent directors.

We separate the roles of Chairman of the Board and CEO in recognition of the differences between the two positions. Mr. Johnson, who acts as the Chairman, oversees our business broadly, leads the meetings of our Board, and provides guidance to our management. Our CEO is generally charged with oversight of the day-to-day operations of the business. We believe that consistency between day-to-day operations and the overall management is reached through the service of our CEO as a director, but the separation of the Chairman and CEO roles is important to achieve a balance of oversight that is favorable to us and our shareholders. Although Mr. Johnson did serve as our interim CEO between March 2, 2019 and July 29, 2019, we reinstated this structure upon the engagement of Mr. Barr as our CEO.

Board Role in Risk Oversight

While risk management is primarily the responsibility of our management team, our Board is responsible for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses, and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Our Board's role in risk oversight is consistent with our leadership structure, with senior management having responsibility for assessing and managing risk exposure, and our Board and its committees providing oversight in connection with those efforts.

Hedging Policy

The Compensation Committee has adopted a policy prohibiting our executive officers from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) including, among other things, short sales and transactions involving publicly-traded options. In addition, with limited exceptions, our executive officers are prohibited from holding Nautilus securities in margin accounts and from pledging Nautilus securities as collateral for loans. We believe that these policies further align our executives’ interests with those of our stockholders.

DIRECTOR COMPENSATION

Nautilus has a Director Compensation Program that provides for compensation of the non-employee members of our Board. Director compensation consists of annual retainers, meeting fees, fees for service as a committee chair, and awards of equity compensation. Directors who are employees receive no additional or special remuneration for serving as directors.

Annual Retainer, Committee Chair and Meeting Fees
Under the Director Compensation Program, each non-employee director receives an annual retainer of $42,500 and a fee of $1,500 for attendance at each Board meeting. Our Board's Chairman receives an additional annual fee of $30,000. Each director serving on a committee of our Board receives an additional fee of $1,500 for attendance at each committee meeting. The Chair of the Audit Committee receives an additional annual retainer of $10,000, while the Chairs of the Compensation Committee and the Nominating and Corporate Governance Committee each receive an additional annual retainer of $5,000. We also reimburse non-employee director expenses for attending meetings of the board of directors.

Initial Equity Grant
The Director Compensation Program provides that, upon initial election to our Board, each non-employee director may be granted an option to purchase up to 10,000 shares of Nautilus common stock.

Annual Equity Grant
Our Director Compensation Program provides that each non-employee director will receive an award of restricted stock with a grant date value of $58,504 upon their re-election to the Board at our annual meeting of shareholders. The shares subject to the restricted stock awards are subject to forfeiture until vesting on the first anniversary of the grant date, subject to continued service of the director through such date.

2019 Director Compensation
	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Ronald P. Badie	$96,504	$58,504	$155,008
Richard A. Horn	97,004	58,504	155,508
M. Carl Johnson, III (2)	110,004	58,504	168,508
Anne G. Saunders	101,804	58,504	160,308
Marvin G. Siegert	106,504	58,504	165,008

(1) Stock award amounts reflect the aggregate grant date fair value of awards granted during 2019. See Notes 1 and 19 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 for information on determining the fair value of stock awards and other related information.

(2) Mr. Johnson was eligible for such fees and awards during his service as interim Chief Executive Officer. As the former interim Chief Executive Officer Mr. Johnson also received executive compensation for salary, stock awards and other compensation during 2019, as described further below.

Equity Awards Outstanding at December 31, 2019
	Unvested Stock Awards (# of Shares)	Option Awards (# of Shares)
Ronald P. Badie	10,997	—
Richard A. Horn	10,997	—
M. Carl Johnson, III	20,997	—
Anne G. Saunders	10,997	—
Marvin G. Siegert	10,997	—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership of our outstanding common stock, as of March 2, 2020, by: 1) each director; 2) each of the named executive officers included in the Summary Compensation Table; 3) all persons that we know are beneficial owners of 5% or more of our common stock; and 4) all directors and executive officers as a group. Except as otherwise indicated, and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to all shares beneficially owned.

Name of Beneficial Owner	Total Shares Beneficially Owned (2)	Percentage Beneficially Owned (3)
AIGH Capital Management, LLC (4)	2,041,300	6.9%
D.E. Shaw & Co., L.P. (5)	1,863,393	6.3%
Corriente Advisors, LLC (6)	1,813,822	6.1%
Dimensional Fund Advisors LP (7)	1,655,500	5.6%
Non-Employee Directors (1)
Richard A. Horn (2)	82,614	*
Marvin G. Siegert (2)	92,614	*
Ronald P. Badie (2)	86,814	*
M. Carl Johnson, III (2) & (8)	134,764	*
Anne G. Saunders (2)	35,614	*
Named Executive Officers (1)
James Barr, IV	—	*
Bruce M. Cazenave (10)	—	*
Aina E. Konold	—	*
Sidharth Nayar (11)	—	*
Wayne M. Bolio (9)	79,396	*
Jeffery L. Collins	41,035	*
Jay E. McGregor	—	*
Christopher K. Quatrochi	2,500	*
All Directors and Executive Officers as a Group (12 persons)	555,351	1.9%
* Less than 1%
(1) The address for each director and executive officer is c/o Nautilus, Inc., 17750 S.E. 6th Way, Vancouver, Washington 98683.
(2) Includes 10,997 shares issuable pursuant to stock options exercisable within 60 days of March 2, 2020. Mr. Badie is not standing for reelection and his service as a director will expire immediately following the Annual Meeting.
(3) Percentages have been calculated based on 29,781,288 shares of our common stock issued and outstanding as of March 2, 2020. Shares which the person or group has the right to acquire within 60 days after March 2, 2020 are deemed to be outstanding in calculating the percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.
(4) Information is based on the Schedule 13G filed on February 14, 2020 by AIGH Capital Management, LLC (“AIGH”), a parent holding company. AIGH has sole dispositive power and sole voting power with respect to all shares reported. The address of the foregoing entity is 6006 Berkeley Avenue, Baltimore, MD 21209.
(5) Information is based on Schedule 13G filed on February 14, 2020 by D.E. Shaw & Co., L.P. ("D.E. Shaw"), an investment adviser. D.E. Shaw has shared dispositive power with respect to all shares reported and shared voting power with respect to 1,830,397 shares. The address of the foregoing entity is 1166 Avenue of the Americans, 9th Floor, New York, NY 10036.
(6) Information is based on Schedule 13G filed on January 23, 2020 by Corriente Advisors, LLC ("Corriente"), an investment adviser. Corriente has shared dispositive power and shared voting power with respect to all shares reported. The address of the foregoing entity is 1401 Foch St, Suite 100, Fort Worth, TX 76107.
(7) Information is based on Schedule 13G filed on February 12, 2020 by Dimensional Fund Advisors LP ("Dimensional"), an investment adviser. Dimensional has sole dispositive power with respect to all shares and sole voting power with respect to 1,551,895 shares. The address of the foregoing entity is Building One, 6300 Bee Cave Road, Austin, TX 78746.
(8) Includes 5,000 shares held by The M. Carl Johnson III Trust Dated February 6, 1996, of which Mr. Johnson is a trustee.
(9) Includes 2,871 shares issuable pursuant to stock options exercisable within 60 days of March 2, 2020.
(10) Mr. Cazenave resigned from his position as Chief Executive Officer effective March 1, 2019.
(11) Mr. Nayar resigned from his position as Chief Financial Officer effective July 12, 2019.

EXECUTIVE OFFICERS

The following table identifies our executive officers as of the date of this Proxy Statement, the positions they hold and the year in which they began serving as officers of Nautilus. Our Board appoints all of our executive officers, who hold office until their respective successors are elected and qualified.

Name	Age	Current Position(s) with Nautilus	Officer Since
James Barr, IV	57	Chief Executive Officer	2019
Aina E. Konold	51	Chief Financial Officer	2019
Wayne M. Bolio	63	Senior Vice President, Law and Human Resources, General Counsel	2003
Christopher K. Quatrochi	51	Senior Vice President, Innovation	2018
Jeffery L. Collins	53	Vice President, General Manager, International and Commercial Specialty	2014
Jay E. McGregor	63	Vice President, General Manager, North American Retail	2018
Becky L. Alseth	58	Vice President, Marketing & Direct	2020

Following are the biographies of the foregoing persons, except the biography of Mr. Barr, which is located above under the heading “Proposal No. 1: Election of Directors.”

Aina E. Konold was named Chief Financial Officer in December 2019. Ms. Konold served as the Vice President of Finance at Gap, Inc. from May 2018 to December 2018, and prior to that role, served as Chief Financial Officer of Gap, Inc. (China) from March 2011 to May 2018. Ms. Konold previously held several positions at Gap, Inc., including Director of Corporate FP&A from 2001 through 2004, Senior Director, Old Navy Real Estate Strategy and Capital Investments from 2004 to 2007, and Senior Director, Investor Relations from 2007 to 2011. Ms. Konold graduated from Stanford University and began her career at PricewaterhouseCoopers.

Wayne M. Bolio assumed the position of Senior Vice President, Law and Human Resources in August 2011. He was named General Counsel in April 2008. Mr. Bolio joined Nautilus in June 2003 as Vice President, Human Resources. He was appointed Senior Vice President, Human Resources in March 2004 and was promoted to Senior Vice President, Law in January 2006. From 1997 to 2002, he served as the Chief Human Resources Officer for Consolidated Freightways, a major transportation company. Prior to that, he was employed by Southern Pacific Transportation Company as Assistant General Counsel with responsibility for labor relations, human resources, and employment law matters. Mr. Bolio received a B.A. from the University of California at Berkeley and a J.D. from UCLA.

Christopher K. Quatrochi joined Nautilus and was named Senior Vice President, Innovation in January 2018, and oversees all product development efforts across the Nautilus, Inc. family of brands in the Nautilus Innovation Center. Prior to joining Nautilus, Mr. Quatrochi was Group Vice President for Product Operations at Broan-Nutone, a manufacturer of residential use products, from 2015 to 2017, where he managed product development and marketing. Mr. Quatrochi has also held multiple positions with Whirlpool Corporation, a multinational manufacturer and marketer of home appliances, from 2007 to 2015, including roles as head of global product experience design and connectivity, global strategy and planning for refrigeration, global director for the kitchen category, and leadership over cost and quality management. Prior to Whirlpool, Mr. Quatrochi held the role of Chief Operating Officer for Access Communications in Chicago from 2002 to 2007, and Engagement Manager focusing on operational effectiveness at McKinsey and Company from 2000 to 2002. Mr. Quatrochi holds a B.A. in Electrical Engineering from Bradley University and an M.B.A. from Northwestern’s Kellogg School of Management.

Jeffery L. Collins was named Vice President, General Manager, International and Commercial Specialty in June 2019. In his current role, Mr. Collins oversees the development of our International Channel, as well as Commercial/Specialty for both the domestic and international markets. Mr. Collins originally joined Nautilus in August 2013 as Vice President, Retail Sales, and was named an officer in February 2014. In December 2017, Mr. Collins was named VP/GM of the International Channel. From November 2015 until December 2017, Mr. Collins was Vice President, General Manager, Retail, where he was responsible for the channel’s strategy and direction, along with managing both the domestic and international Retail sales teams. Prior to joining Nautilus, Mr. Collins was the Senior Vice President, Large Retail Sales, for Oreck Corporation, a manufacturer of vacuum cleaners and air purifiers, from 2009 to 2013. Prior to Oreck, Mr. Collins held various senior sales and marketing positions in leading consumer goods companies, including Pepsico, Pepsi Bottling Group, Handleman Co., Dyson Ltd., and Techtronic Industries. Mr. Collins attended both Grand Valley State University and Western Michigan University.

Jay E. McGregor was named Vice President, General Manager, North America Retail in May 2018. In his current role, Mr. McGregor is responsible for the management and development of Retail channel strategies and direction, along with management of the sales and marketing teams. Prior to joining Nautilus, Mr. McGregor was the Senior Vice President, Global Sales from 2017 to 2018 for Ergobaby Inc., the global market leader in the baby carrier category. Prior to Ergobaby, Mr. McGregor was the Vice President of Sales - Americas for Reef Sandals from 2014 to 2016. Mr. McGregor has held various senior level sales and marketing positions in leading footwear and outdoor companies, including Adidas, Birkenstock USA, the Coleman Co., Gerber Legendary Blades, and Teva. Mr. McGregor holds a B.S. degree from Cal State University - Long Beach, as well as a Ryan Lifetime Teaching Credential (K-12) in Physical Education, Mathematics & Science, and attended the INSEAD Excellence in Leadership program in Fountainebleau, France.

Becky L. Alseth joined Nautilus, Inc. as Vice President of Marketing and Direct in March 2020. In her role, Ms. Alseth leads the Direct to Consumer business, as well as marketing for the Company. Prior to joining Nautilus, Becky held senior marketing and branding positions at Fortune 500 companies including Avis Budget Group and The Clorox Company, as well as global giants, Diageo and Nestle, with repeat successes of growing market share, customer loyalty and brand equity. Most recently she oversaw marketing at Ritchie Bros. Auctioneers where she led efforts to position the company as a multi-channel innovator in asset disposition. A native of Montana, Becky earned her Bachelor of Science in Society & Technology from Montana Tech and her MBA from the University of Washington Foster School of Business in Seattle.

COMPENSATION DISCUSSION AND ANALYSIS

In this section of the proxy statement, we identify the material elements of our compensation programs for all of our executive officers, including an overview of our executive compensation philosophy and the processes and methodology we use in making executive pay decisions. We also provide detailed information regarding compensation paid to each Named Executive Officer (“NEO”). Our NEOs for 2019 are our Chief Executive Officer and our two most highly compensated executive officers other than the Chief Executive Officer, who were serving as executive officers as of December 31, 2019, as follows:

Name	Position
James Barr, IV (1)	Chief Executive Officer
M. Carl Johnson, III (2)	Former Interim Chief Executive Officer
Bruce M. Cazenave (3)	Former Chief Executive Officer
Aina E. Konold (4)	Chief Financial Officer
Jeffery L. Collins	Vice President, General Manager, International and Commercial Specialty
(1) Mr. Barr joined Nautilus on July 29, 2019.
(2) Mr. Johnson served as Interim Chief Executive Officer from March 1, 2019 until Mr. Barr was appointed in July 2019.
(3) Mr. Cazenave resigned from his position effective on March 1, 2019.
(4) Ms. Konold joined Nautilus on December 10, 2019.

Executive Summary

Overview

The executive compensation program is comprised of three primary elements:

•	a base salary that is intended to provide a market-competitive base level of compensation;

•
a cash-based short-term incentive program that rewards the achievement of explicit, measurable, company financial objectives in the areas of operating income and net revenue growth, as well as individual and company achievement of short- and long-term business objectives; and

•	an equity-based long-term incentive program that rewards the achievement of sustained increases in shareholder value over the long term.

Our executive officers are eligible to participate in our other employee benefits programs on the same terms as our eligible non-executive employees. Nautilus does not provide any material executive perquisites. Unexercised stock options held by our executive officers expire 90 days following termination, which are the same terms that apply to our non-executive employees.

Governance of Our Executive Compensation Program

The Compensation Committee (herein referred to as the "Committee") has overall responsibility for the evaluation, approval and oversight of our compensation plans, policies and programs and the total direct compensation of our executive officers. The Committee has sole responsibility for determining our CEO’s compensation and for reviewing it with our Board. Our CEO provides recommendations to the Committee on compensation matters for our other executive officers. From time to time, the Committee seeks input from an independent compensation consultant who advises the Committee regarding executive compensation matters.

During 2019, Meridian Compensation Partners, LLC (“Meridian”) was engaged by the Committee to advise it on executive compensation matters. All of the services that Meridian performs for Nautilus are performed at the request of the Committee, are related to executive and/or director compensation, and are in support of decision making by the Committee.

The Committee considered Meridian’s independence in light of SEC rules and New York Stock Exchange listing standards. The Committee reviewed a questionnaire completed by Meridian addressing factors pertaining to the independence of Meridian and the senior advisor involved in the engagement, including the following factors: (1) other services provided to us by Meridian; (2) fees paid by us as a percentage of Meridian’s total revenue; (3) policies and procedures maintained by Meridian that are designed to prevent a conflict of interest; (4) any business or personal relationships between the senior advisor and a member of the Committee; (5) any company stock owned by Meridian or the senior advisor; and (6) any business or personal relationships between our executive officers and Meridian or the senior advisor. The Committee discussed these considerations and concluded that the work performed by Meridian and Meridian’s senior advisor involved in the engagement did not raise any conflict of interest. Meridian reports directly to the Committee and supports the Committee by:

•	providing information on executive compensation best practices and current trends;

•	reviewing compensation-guiding principles and recommending assessment methodologies;

•	conducting detailed executive compensation assessments, including development of appropriate peer group, and providing preliminary recommendations for executive compensation adjustments; and

•	providing conceptual guidance and design advice on short-term and long-term incentive programs.

Compensation Philosophy

Our executive compensation program is designed with two primary objectives in mind:

•	attracting, retaining and motivating executives critical to our financial stability and future success; and

•	rewarding executives for meeting ambitious financial, operational and individual performance goals and taking effective actions which are expected to increase shareholder value over time.

Consistent with these objectives, we offer our executive officers a mix of base salary, short-term incentive cash compensation, long-term equity-based incentives, health and welfare benefits and employment contracts. While we do not target a specific percentage allocation for base salary, short-term incentive compensation or long-term incentives (as a percent of total compensation), we operate under the general philosophy of targeting a total compensation opportunity that is competitive within our market for executive talent. Relative to our peer group, we believe that we generally target a greater percentage of the executives’ total compensation opportunity as variable compensation. We do not believe the elements of our compensation program are structured so as to encourage excessive risk taking by any of our executives, but are part of an overall compensation and management philosophy designed to increase shareholder value over time.

Peer group data are used to compare our compensation program for executive officers with that of executives in comparable roles at peer group companies. A comprehensive compensation review was not conducted in 2019.

Based upon the selection criteria, which targeted high-end consumer products companies with annual revenues similar to Nautilus, the following companies were chosen for our peer group:

●	Acushnet Holdings Corp. (GOLF)	●	Lifetime Brands, Inc. (LCUT)
●	Bassett Furniture Industries, Inc. (BSET)	●	Malibu Boats, Inc. (MBUU)
●	Callaway Golf Co. (ELY)	●	Marine Products Corporation (MPX)
●	Ethan Allen Interiors Inc. (ETH)	●	MCBC Holdings, Inc. (MCFT)
●	Flexsteel Industries, Inc. (FLXS)	●	Movado Group, Inc. (MOV)
●	Hooker Furniture Corporation (HOFT)	●	Vera Bradley, Inc. (VRA)
●	iRobot Corporation (IRBT)	●	ZAGG Inc. (ZAGG)
●	Johnson Outdoors Inc. (JOUT)

Peer group data for the aforementioned companies is supplemented by data from published relevant compensation surveys, providing additional market-based analytical data for corporate executive pay at companies similar in industry, annual revenues or other relevant metrics.

The Committee has not established a desired competitive position for target total compensation by any specific percentile range of our peer group. Individual levels of compensation are affected by the executive’s experience, performance and potential, as assessed by the Committee with input from the CEO. The Committee has considered the results of the advisory vote on executive compensation conducted during the 2019 annual meeting of shareholders, which indicated support for the Committee's current executive compensation policies.

Base Salaries

Base salaries of our executive officers are intended to attract and retain executives, as part of the total compensation package, by providing a competitive base level of compensation. Base salaries are typically considered by the Compensation Committee on an annual basis, as well as in connection with the hiring of a new executive, a promotion or other changes in an incumbent executive’s job responsibilities. Base salaries of executive officers are determined by evaluating the responsibilities of the position, the experience and performance of the individual, and by reference to the competitive marketplace median for corporate executive positions of comparable scope, duties and responsibilities.

Long-Term Incentive Program

Long-term incentives are intended to focus executive behavior on making decisions that meaningfully contribute to our long-term success as reflected in our stock price. Under our long-term incentive plan, the Compensation Committee may grant equity awards in the form of stock options, stock appreciation rights, restricted stock, performance stock units ("PSUs") or time-vested restricted stock units ("RSUs") to executive officers and other employees. Stock options have exercise prices equal to the fair market value of our common stock on the date of grant as defined by the plan. In granting these awards, the Compensation Committee may establish vesting conditions or other restrictions it deems appropriate.

Short-Term Incentive Program

Our short-term incentive program for 2019 remained similar to the plan implemented in 2012. The program focuses on achievement of certain annual company financial goals including operating income and net revenue growth (Corporate Financial Factor), as well as company-level key strategic initiatives (Key Initiative Factor) and individual performance goals that were established for the performance period. Under the short-term incentive program, individual plan participants are eligible to receive incentive compensation in the form of cash bonuses based on a target percentage of their annual base salary. Individual bonus target amounts under the short-term incentive program remained unchanged in 2019.

2019 Short-Term Incentive Program Payments
For 2019 performance, our NEOs did not earn awards pursuant to the short-term incentive program as targeted financial achievement metrics, including operating income and revenue growth, were not met.

Clawback Policy

Our Board of Directors has adopted an executive compensation clawback (“recoupment”) policy, which is a part of our Corporate Governance Policies. Under our recoupment policy, the Board must, in all appropriate circumstances, require an executive officer to reimburse the Company for any annual incentive payment or long-term incentive payment to the executive officer where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of our financial statements filed with the SEC; (ii) the Board determines the executive engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement; and (iii) a lower payment would have been made to the executive based on the restated financial results. In each such instance, we will, to the extent practicable, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned by, awarded to or paid to our NEOs for each of the two years ended December 31, 2019 and 2018, respectively:

	Year	Salary	Bonus (1)	Stock Awards(2)	Option Awards(3)	All Other Compensation(4)	Total
James Barr, IV	2019	$211,539	$275,000	$1,173,321	$531,405	$180,419	$2,371,684
Chief Executive Officer (5)
M. Carl Johnson, III	2019	226,923	—	66,200	—	10,933	304,056
Interim Chief Executive Officer (6)
Bruce M. Cazenave	2019	125,000	—	—	—	3,750	128,750
Former Chief Executive Officer (7)	2018	490,385	—	650,014	—	9,625	1,150,024
Aina E. Konold	2019	5,385	100,000	694,800	—	—	800,185
Chief Financial Officer (8)
Jeffery L. Collins	2019	255,385	24,500	42,975	—	4,953	327,813
Vice President, General Manager	2018	242,115	—	220,507	—	5,103	467,725
International and Commercial Specialty

(1) The amount reflects a discretionary bonus of $275,000 paid to Mr. Barr as a sign-on bonus; $100,000 paid to Ms. Konold as a sign-on bonus; and $24,500 paid to Mr. Collins for extraordinary service.

(2) The amounts reported reflect the aggregate grant date fair value of equity awards granted under our 2015 Long-Term Incentive Plan. For further information regarding our stock-based compensation, see Notes 1 and 17 of Notes to Consolidated Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(3) The amount reflects the aggregate grant date fair value of a stock option awarded to Mr. Barr upon his employment as Chief Executive Officer.
(4) The amounts reported in this column reflect employer paid 401(k) match and/or taxable fringe benefits. Additionally, Mr. Barr's 2019 amount includes $174,496 in relocation payments; Mr. Johnson's 2019 amount includes a $4,000 in stipend in lieu of participation in Company healthcare benefits.

(5) Mr. Barr joined Nautilus on July 29, 2019.
(6) Mr. Johnson served as Interim Chief Executive Officer from March 2019 until Mr. Barr's appointment in July 2019.
(7) Mr. Cazenave resigned from his position effective March 1, 2019.
(8) Ms. Konold joined Nautilus on December 10, 2019.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding stock-based awards held by our NEOs as of December 31, 2019.

	Option Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James Barr, IV (2)	7/29/2019	682,163	$1.79	7/29/2027	670,469	$1,173,321	—	$—
M. Carl Johnson, III	3/2/2019	—	—	—	10,000	17,500	—	—
Aina E. Konold (5)	12/10/2019	—	—	—	360,000	630,000	—	—
Jeffery L. Collins	2/14/2017	—	—	—	3,383	5,920	3,382	5,919
	2/21/2018	—	—	—	11,324	19,817	7,206	12,611
	6/5/2019	—	—	—	7,500	13,125	—	—
	9/9/2019	—	—	—	15,000	26,250	—	—

(1) Options granted under our 2015 Long-Term Incentive Plan and prior plans generally expire seven years from the date of grant. All options described in the table were granted under our 2015 Long-Term Incentive Plan.

(2) Option awards vest in three equal annual installments, beginning on the first anniversary of the grant date.
(3) RSU awards vest in full as of the third anniversary of the grant date.
(4) PSU awards will be earned and vest if the applicable performance goal(s) have been achieved at the end of the three-year performance period.
(5) RSU inducement grants awarded on December 11, 2019 outside of our 2015 Long-Term Incentive Plan. Ms. Konold received an initial inducement grant of 200,000 RSUs and will receive a second inducement grant of 160,000 RSUs, each of which vest in three equal annual installments on the first three anniversaries of the grant dates in December and May, respectively.

Employment Agreements

James Barr, IV

We entered into an Executive Employment Agreement with Mr. Barr, effective as of July 29, 2019 (the “Barr Agreement”). Mr. Barr’s initial annual base salary under the Barr Agreement is $550,000, and he will be eligible for an annual bonus with a target amount of up to 100% of his annual base salary, payable based on achievement of corporate and/or personal performance goals at the discretion of the Company’s Board of Directors (the “Barr Short-Term Incentive”). The Barr Agreement also provides that Mr. Barr will receive in 2020 an award of 50% restricted stock units and 50% performance stock units, collectively having a value of $880,000, under our 2015 Long Term Incentive Plan. The restricted stock units will vest annually over three years from the date of grant and the performance stock units will vest on the third anniversary of the grant date based on achievement of financial performance goals, each subject to Mr. Barr’s continued service on the vesting date.

The Barr Agreement also entitled Mr. Barr to receive (i) a sign-on bonus of $275,000, payable in either cash or equity at Mr. Barr’s election, upon commencement of his employment, (ii) equity awards having a total value of $1,760,000, 66% of which are restricted stock units vesting annually over three years and 33% of which are stock options to purchase shares of our common stock vesting annually over three years; and (iii) $275,000 payable upon the completion of fiscal year 2020 (the “Barr Second Cash Bonus”). The Barr Second Cash Bonus shall not be paid in the event that the Barr Short-Term Incentive payment for fiscal year 2020 is at least 50% of Mr. Barr’s annual base salary. Mr. Barr also received certain relocation benefits, including reimbursement of moving and travel expenses associated with Mr. Barr and his family’s relocation to the Vancouver, Washington area.

Either party may terminate the Barr Agreement at any time for any reason, provided, however, that if we terminate Mr. Barr’s employment without “cause” or Mr. Barr resigns for “good reason” (each as defined in the Barr Agreement), then Mr. Barr will be entitled to receive certain severance benefits, including cash severance equal to 12 months of his then-current annual base salary, continuation of the company-paid portion of medical and dental coverages during such twelve-month period, payment of a prorated Barr Short-Term Incentive bonus and 100% accelerated vesting of all outstanding equity awards and exercisability of all stock options for the remainder of their term. In the event of a “change of control” (as defined in the Barr Agreement) and if Mr. Barr remains an employee through the change in control, 100% of all outstanding equity awards issued to Mr. Barr will immediately vest.

Aina E. Konold

We entered into an Executive Employment Agreement with Ms. Konold, effective as of December 10, 2019 (the “Konold Agreement”). Ms. Konold’s initial annual base salary under the Konold Agreement is $350,000, and she will be eligible for an annual bonus with a target amount of up to 60% of her annual base salary, payable based on achievement of corporate and/or personal performance goals at the discretion of our Board. The Konold Agreement also provides that Ms. Konold will receive an initial inducement grant of 200,000 restricted stock units (the “Initial Inducement RSUs”). The Initial Inducement RSUs will vest in three equal annual installments on the first three anniversaries of the effective date of the Konold Agreement, subject to Ms. Konold’s continued service until each vesting date. Furthermore, the Konold Agreement provides that Ms. Konold will receive a second inducement grant of 160,000 restricted stock units (the “Second Inducement RSUs” and together with the Initial Inducement RSUs, the “Inducement RSUs”). The Second Inducement RSUs will vest in three equal annual installments on the first three anniversaries of May 2020, subject to Ms. Konold’s continued service until each vesting date. The vesting of the Inducement RSUs will be accelerated in the event of a “change in control,” as defined in the Konold Agreement, and the Inducement RSUs will be granted outside of our Long-Term Incentive Plan.

The Konold Agreement also entitled Ms. Konold to receive sign-on bonuses in the total amount of $200,000, with 50% of such amount payable upon Ms. Konold’s employment, and 50% of such amount payable on the six-month anniversary of Ms. Konold’s first date of employment, subject to Ms. Konold’s relocation to the Vancouver, Washington area. These bonuses are subject to ratable claw-back should Ms. Konold resign prior to the first anniversary of her employment. Ms. Konold is also eligible for certain relocation benefits, including reimbursement of moving and travel expenses associated with Ms. Konold and her family’s relocation to the Vancouver, Washington area.
Either party may terminate the Konold Agreement at any time for any reason, provided, however, if we terminate Ms. Konold’s employment without “cause” or Ms. Konold resigns for “good reason” (each as defined in the Konold Agreement), then Ms. Konold will be entitled to receive certain severance benefits, including cash severance equal to nine months of her then-current annual base salary and continuation of the company-paid portion of medical and dental coverages during such nine-month period. In the event of a “change of control” (as defined in the Konold Agreement) and if Ms. Konold remains an employee through the change of control, or if such change of control occurs within 90 days of Ms. Konold’s separation other than for cause, death or disability, 100% of all outstanding equity awards issued to Ms. Konold will immediately vest.

Jeffery L. Collins

We entered into an offer letter with Mr. Collins, effective July 26, 2013. Pursuant to the offer letter and subsequent changes to Mr. Collins’ title and salary, Mr. Collins is currently entitled to receive a base salary of $265,000, and he will be eligible for an annual bonus with a target amount of up to 50% of his annual base salary, payable on achievement of corporate and/or personal performance goals at the discretion of the Board. Mr. Collins is eligible to receive four months of base salary upon separation.

PROPOSAL NO. 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking shareholders to approve, on a non-binding, advisory basis, a resolution approving our executive compensation as reported in this Proxy Statement.

We urge shareholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes how our executive compensation program is designed and operates, as well as the Summary Compensation Table and other related compensation tables, which provide additional information on the compensation of our named executive officers. The Board and the Compensation Committee believe that our executive compensation program has supported and contributed to our recent and long-term success and the creation of long-term shareholder value; and that these programs are effective in helping us attract and retain the high caliber of executive talent necessary to drive our business forward and build sustainable value for our shareholders.

In accordance with regulations issued under Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we are asking shareholders to approve the following non-binding, advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Nautilus' Named Executive Officers, as disclosed in the compensation tables and narrative discussion of the Proxy Statement for the 2020 Annual Meeting of Shareholders, is hereby APPROVED.

While this advisory resolution, commonly referred to as a “say on pay” resolution, is non-binding, the Compensation Committee will carefully review and consider the voting results when making future decisions regarding our executive compensation program.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION
APPROVING NAUTILUS' NAMED EXECUTIVE OFFICERS COMPENSATION.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS *

Our Audit Committee has reviewed and discussed with our management and KPMG LLP our audited consolidated financial statements and managements report on internal control over financial reporting for the year ended December 31, 2019. Our Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communications with Audit Committees.”

Our Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with KPMG LLP its independence from us.

Based on the review and discussions referred to above, our Audit Committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2019 for filing with the U.S. SEC.

Respectfully Submitted,

Marvin G. Siegert, Chairman
Ronald P. Badie
Richard A. Horn
Anne G. Saunders

* The information contained in the Report of the Audit Committee shall not be deemed “soliciting material” or be incorporated by reference by any general statement incorporating this proxy statement into any filings under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent Nautilus specifically incorporates such report by reference, and further, such Report shall not otherwise be deemed filed under the Acts.

PROPOSAL NO. 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2020

The Audit Committee has appointed KPMG LLP ("KPMG") as our independent registered public accounting firm to audit our consolidated financial statements and internal controls over financial reporting for the year ending December 31, 2020. Although we are not required to seek shareholder approval of this appointment, the Board has determined it to be sound corporate governance to do so. If the appointment is not ratified by shareholders, the Audit Committee will investigate the possible bases for the negative vote and will reconsider the appointment in light of the results of its investigation.

KPMG has served as our independent registered public accounting firm since March 6, 2017. A representative of KPMG is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of KPMG if the representative so desires, and the representative will be available to respond to appropriate shareholder questions.

We understand the need for KPMG to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of KPMG, our Audit Committee has restricted the non-audit services that KPMG may provide. These determinations are among the key practices adopted by the Audit Committee in its “Policies and Procedures for the Approval of Audit and Non-audit Services Provided by the Independent Auditor.” Under these policies, with Audit Committee pre-approval, we may use KPMG for the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; employee benefit plan audits; and reviews and procedures that we engage KPMG to undertake to provide assurances on matters not required by laws or regulations.

The following table presents fees for professional audit services rendered by KPMG for the audits of our annual financial statements for the years ended December 31, 2019 and 2018, respectively, and fees billed for other services rendered by the firm during those periods.

Type of Fees	2019	2018
Audit Fees (1)	$803,047	$770,912
Tax Fees (2)	35,835	36,756
Total	$838,882	$807,668

(1) Fees for the audit of our consolidated financial statements included in Annual Reports on Form 10-K, review of our condensed consolidated financial statements included in Quarterly Reports on Form10-Q and services that are normally provided by the accountant in connection with our statutory and regulatory filings or engagements, including the audit of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2) Fees billed for tax compliance, tax advice and tax planning services rendered during the respective periods.

All of the services were performed by KPMG in 2019 and 2018 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax and other services that the independent auditors may perform. Generally, pre-approval is provided at regularly scheduled committee meetings; however, the authority to pre-approve services between meetings, as necessary, has been delegated to the Chairman of the Audit Committee, subject to formal approval by the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of our independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE'S APPOINTMENT OF KPMG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020.

PROPOSAL NO. 4:

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE NAUTILUS, INC. 2015 LONG-TERM INCENTIVE PLAN, AS AMENDED

General
Our Board of Directors adopted our 2015 Long-Term Incentive Plan (the “2015 Plan”) on February 11, 2015, subject to shareholder approval. Nautilus shareholders approved the 2015 Plan at the Nautilus 2015 annual meeting of shareholders on April 28, 2015. The 2015 Plan provides for the grant of awards to eligible employees, directors, and consultants in the form of stock options, stock appreciation rights, restricted stock awards, restricted stock units, and performance units.

Proposal
We believe that future business success and our ability to remain competitive depend on our continuing efforts to attract, retain and motivate highly qualified personnel. In order to be competitive as an employer in our industry, we rely, among other things, on our equity-based compensation programs, including the grant of restricted stock units and other awards under the 2015 Plan. Allowing employees to participate in owning shares of our common stock helps to align the objectives of our shareholders and employees and is important in attracting, motivating and retaining the highly skilled personnel that are necessary in our industry.
Our Board of Directors has approved and we are seeking shareholder approval of the 2015 Plan, as amended (the “Amended 2015 Plan”), in order to (i) increase the number of shares of our common stock available for issuance under the Amended 2015 Plan by 2,000,000 shares, from 4,769,292 shares to 6,769,292 shares; (ii) require that ninety-five percent (95%) of the awards cannot become vested prior to the first anniversary of the date of grant of each such award; (iii) prohibit any vesting acceleration upon our change in control; (iv) permit 100% vesting acceleration of an award, if the award holder is terminated by us for a reason other than cause upon or within twelve (12) months following our change in control; (v) prohibit the issuance of dividends or dividend equivalents with respect to unissued or unvested shares under any award; (vi) require that all awards be subject to clawback or recoupment pursuant to our compensation clawback or recoupment policy; and (vii) reduce the aggregate number of shares available for issuance under the 2015 Plan by one and half (1.5) shares for each share delivered in settlement of any stock appreciation rights, restricted stock, restricted stock unit or performance unit award, and one (1) share for each share delivered in settlement of a stock option award.
Summary of the Amended 2015 Plan

Types of Awards

The Amended 2015 Plan permits the grant of awards to certain of our employees, directors and consultants. Types of awards include:

•	stock options;

•	stock appreciation rights or SARs;

•	restricted stock; and

•	restricted stock units and performance units.

Shares subject to the Amended 2015 Plan

The aggregate number of shares of common stock authorized for issuance as awards under the Amended 2015 Plan is 1,300,000, plus the 3,469,296 shares originally reserved under the Nautilus, Inc. 2005 Long Term Incentive Plan (the “Prior Plan”) that were not subject to grant on April 28, 2015 and any additional shares as to which an award granted under the Prior Plan is forfeited on or after April 28, 2015. Under Proposal No. 4, we are requesting an additional 2,000,000 shares to be reserved for issuance under the Amended 2015 Plan.

The maximum aggregate number of shares of common stock subject to stock options or stock appreciation rights which may be granted to any one participant in any one year under the Amended 2015 Plan is 1,000,000. The maximum aggregate number of shares of common stock subject to restricted stock or stock unit awards which may be granted to any one participant in any one year under the Amended 2015 Plan is 1,000,000.

Under Proposal No. 4, we are requesting that the aggregate number of shares available for issuance under the Amended 2015 Plan will be reduced by one and half (1.5) shares for each share delivered in settlement of any stock appreciation rights, restricted stock, restricted stock unit or performance unit award, and one (1) share for each share delivered in settlement of a stock option award.

Eligibility

Awards may be granted under the Amended 2015 Plan to any person who is (i) our employee, (ii) a non-employee member of our Board of Directors or the board of directors of our subsidiary or (iii) a consultant who provides services to us.

Administration

The Compensation Committee of our Board of Directors (the “Committee”) will generally administer the Amended 2015 Plan, except that our Board administers the Amended 2015 Plan with respect to awards made to its non-employee directors. The Committee is wholly comprised of directors who are deemed “independent” under applicable rules of the New York Stock Exchange and the SEC.

The Committee has full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Amended 2015 Plan. In addition, the Committee has the authority to interpret the Amended 2015 Plan and the awards granted under the plan, and establish rules and regulations for the administration of the Amended 2015 Plan.

The Committee may delegate certain ministerial duties associated with the Amended 2015 Plan to our officers, including, for example, the maintenance of records of the awards. The Committee may also delegate the authority to grant awards to a subcommittee comprised of one or more Board members, or to executive officers of the Company, provided that such subcommittee or executive officers cannot be authorized to grant awards to executive officers.

Types of Awards

Under the Amended 2015 Plan, the Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units and performance units. Awards may be granted alone, in addition to, or in combination with any other award granted under the Amended 2015 Plan. Subject to the limitations set forth in the Amended 2015 Plan, the terms and conditions of each award will generally be governed by the particular document or agreement granting the award.

Stock Options. Stock options may either be incentive stock options, which must comply with Section 422 of the Internal Revenue Code, or non-qualified stock options. The Committee sets option exercise prices and other terms of stock options, except that the exercise price of stock options granted under the Amended 2015 Plan must be at least 100% of the fair market value of the Company’s common stock on the date of grant. Unless the Committee otherwise determines, fair market value means, as of a given date, the closing price of our common stock on that date. At the time of grant, the Committee determines when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten (10) years. The option exercise price will be paid in cash or in such other form permitted by the Committee, including without limitation by delivery of already owned shares with a value equal to the exercise price, withholding of shares otherwise issuable under the stock option, and/or by payment under a broker-assisted sale and remittance program acceptable to the Committee.

Stock Appreciation Rights. Stock appreciation rights (“SAR”) may be granted independently or in combination with an award of stock options. SARs typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the award. The exercise price of a SAR will be determined by the Committee, which will not be less than the fair market value of our common stock over the exercise price of the award. The Committee may elect to pay SARs in cash or in common stock or in a combination of cash and common stock. The term for a SAR may be set by the Committee but in no event will the term exceed ten (10) years from the date of grant.

Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time and/or the satisfaction of other criteria, such as continued employment, or achievement, as determined by the Committee, of individual or Company performance criteria. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the vested shares underlying the award beginning on the grant date.

Restricted Stock Units. Stock units consist of a right to receive shares in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the performance period as the Committee may specify, including, for example, continued employment with us and/or achievement, as determined by the Committee, of individual or Company performance criteria. Settlement of stock units will be made in shares, cash or a combination thereof, as determined by the Committee, at the times(s) and in the manner set forth in the applicable restricted stock unit agreement. Recipients of restricted stock units have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Units. Performance units consist of the right, upon achievement of goals established for the performance period, to receive shares, cash or a combination thereof, as determined by the Committee, at the time(s) and in the manner set forth in the applicable performance unit agreement. The Committee establishes the performance goals and, after the performance period has ended, the extent to which the established performance goals have been achieved. Recipients of performance awards have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Minimum Award Price

The exercise price per share under a stock option or stock appreciation right must not be less than 100% of the fair market value of a share of our common stock on the date of grant. “Fair market value” is defined in the Amended 2015 Plan, and generally refers to the closing price per share of our common stock on the New York Stock Exchange on the date of grant.

The Compensation Committee determines the price at which restricted stock or restricted stock units can be sold or awarded to a participant, and such prices vary from time to time and among participants. With respect to performance units, the Compensation Committee has the authority to grant performance units at any time or from time to time based on achievement of certain goals relating to performance, and such units may be awarded either alone or in addition to other awards granted under the Amended 2015 Plan.

Duration of Awards

Each stock option or stock appreciation right under the Amended 2015 Plan will be exercisable during the period prior to the expiration of the stock option or stock appreciation right as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the ability to exercise any stock option or stock appreciation right subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Compensation Committee. The restricted stock or restricted stock unit or performance unit agreement may provide for the forfeiture or cancellation of the restricted stock or restricted stock unit award, in whole or in part, in the event of the termination of employment or service of the participant to whom it was granted.

Under Proposal No. 4, ninety-five percent (95%) of the awards cannot become vested prior to the first anniversary of the date of grant of each such award; there will be no vesting acceleration upon our change in control; and the vesting of one hundred percent (100%) of an award will become fully accelerated, if the award holder is terminated by us for a reason other than cause upon or within twelve (12) months following our change in control.

Means of Purchasing Stock Option Awards

The exercise price of a stock option may be paid in cash or any other means of payment as may be permitted by the Committee, including:

•	delivery of shares already owned;

•	withholding (either actually or by attestation) of shares otherwise issuable under the stock option; and/or

•	payment under a broker-assisted sale and remittance program acceptable to the Committee.

Required Award Elements

Each restricted stock agreement and each restricted stock unit agreement will contain provisions regarding:

•	the number of shares subject to the award or a formula for determining such;

•	the purchase price of the shares, if any, and the means of payment for the shares;

•	the performance criteria and level of achievement, if any, that will determine the number of shares granted, issued, retainable and/or vested;

•	such terms and conditions on the grant, issuance, vesting and/or forfeiture of the shares as may be determined from time to time by the Committee;

•	restrictions on the transferability of the shares; and

•	such further terms and conditions as may be determined from time to time by the Committee.

With respect to performance units, the Committee will determine the extent to which the established performance goals (to be established by the Committee) have been achieved, after the applicable performance period (as defined in the Amended 2015 Plan) will have ended.

Term and Amendment of the Amended 2015 Plan

Our Board may amend, alter or discontinue the Amended 2015 Plan at any time. However, no amendment or alteration may be made which would impair the rights of any participant under any award without such participant’s consent; provided that no such consent will be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either:

•	is required or advisable in order for the Company, the Amended 2015 Plan or the award to satisfy any law or regulation or to meet the requirements of any accounting standard; or

•	is not reasonably likely to significantly diminish the benefits provided under such award, or that any such diminishment has been adequately compensated.

Subject to earlier termination by our Board of Directors, the Amended 2015 Plan will remain available for the grant of awards until the earliest of (i) April 28, 2025, or (ii) the date on which all shares available for issuance under the Amended 2015 Plan have been issued as fully-vested Shares. The expiration of the Committee’s authority to grant awards under the Amended 2015 Plan will not affect the operation of the terms of the Amended 2015 Plan or the Company’s and participants’ rights and obligations with respect to awards granted on or prior to the expiration date of the Amended 2015 Plan.

Transferability

Unless otherwise provided by the Committee, awards under the Amended 2015 Plan may only be transferred by will or the laws of descent and distribution. The Committee may permit further transferability pursuant to conditions and limitations that it may impose, except that no transfers for consideration will be permitted.

Dividends

Under Proposal No. 4, no adjustment will be made in shares issuable under an award on account of cash dividends that may be paid or other rights that may be issued to the holders of our common stock before the issuance or vesting of shares under an award, and in no event will unissued or unvested shares under any award receive dividends or dividend equivalent amounts.

Recoupment Policy
Under Proposal No. 4, subject to applicable law, all awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by us or required by law during the term of an award recipient’s service with us. This clawback or recoupment policy may require the cancellation of outstanding awards and the clawback or recoupment of any gains realized under awards.

Resale Restrictions

Employees and consultants who are not “affiliates” of the Company may resell without restriction any shares acquired under the Amended 2015 Plan. Affiliates may resell shares pursuant to a separate registration statement or the provisions of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without regard to the one-year holding period thereunder. An “affiliate” is defined under the Securities Act as a person who directly or indirectly controls the Company’s activities and, ordinarily, includes directors and officers.

Federal Income Tax Matters

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Amended 2015 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Award recipients should seek, and must depend upon, the advice of their own tax advisors regarding the specific tax consequences of a grant or exercise of an award and the sale of shares covered by awards.

Options. Under present law, an optionee will not recognize any taxable income on the date a non-qualified option (“NSO”) is granted pursuant to the Amended 2015 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of our common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

Incentive stock options (“ISOs”) granted under the Amended 2015 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of ours. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an ISO. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two (2) years from the granting of the option or one (1) year from the receipt of the shares.

Stock Appreciation Rights. Generally, a recipient of a SAR will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Code Section 409A. The Company intends that awards granted under the Amended 2015 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Amended 2015 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Amended 2015 Plan until all tax withholding obligations are satisfied.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE NAUTILUS, INC. 2015 LONG-TERM INCENTIVE PLAN, AS AMENDED.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, as well as persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock. Based solely on a review of copies of such forms furnished to us and written representations from our executive officers, directors and 10% shareholders, we believe that all Section 16(a) filing requirements attributable to Nautilus were timely made with respect to the year ended December 31, 2019, except for a Form 4 for Jeffery L. Collins reporting the purchase of 33,200 shares of common stock on November 20, 2019, which was filed on January 13, 2020.

CODE OF ETHICS

We have adopted the Nautilus, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all of our directors, officers and employees. You can view the Code of Ethics on our website at www.nautilusinc.com. A copy of the Code of Ethics will be provided in print without charge to all interested parties who submit a request in writing to Nautilus, Inc., 17750 S.E. 6th Way, Vancouver, Washington 98683, Attn: Corporate Communications.

HOUSEHOLDING

In accordance with applicable regulations, we deliver a single Annual Report and Proxy Statement to certain persons who share an address, unless we have been notified that such persons prefer to receive individual copies of those documents. This practice is referred to as “householding.” If you reside at an address that received only one copy of proxy materials as a result of householding, we will deliver additional copies upon oral or written request. If you wish to receive separate copies in the future, please contact us at Nautilus, Inc., 17750 S.E. 6th Way, Vancouver, Washington 98683, or by phone at (360) 859-2900. If you and others living at your address received multiple copies of proxy materials and prefer to receive a single copy, you may request that a single copy be sent in the future by contacting us as described above.

OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any other matters that may come before the Annual Meeting. The persons named in the enclosed proxy card intend to vote the proxy in accordance with their best judgment if any other matters properly come before the Annual Meeting.

We will provide, without charge, on the written request of any beneficial owner of shares of our common stock entitled to vote at the Annual Meeting, a copy of our Annual Report on Form 10-K as filed with the SEC for our fiscal year ended December 31, 2019. Written requests should be mailed to Nautilus, Inc., 17750 S.E. 6th Way, Vancouver, Washington 98683, Attn: Company Secretary.

Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors

/s/ Wayne M. Bolio
WAYNE M. BOLIO Secretary

Vancouver, Washington
March 30, 2020

APPENDIX A

NAUTILUS, INC.
AMENDED AND RESTATED 2015 LONG-TERM INCENTIVE PLAN

1.	PURPOSE

The purpose of the Nautilus, Inc. 2015 Long-Term Incentive Plan (the “Plan”) is to advance the interests of Nautilus, Inc., a Washington corporation (“Nautilus”), and its Subsidiaries (Nautilus and its Subsidiaries hereinafter collectively, the “Corporation”), by enhancing the Corporation's ability to attract and retain highly qualified personnel and directors and aligning the long-term interests of participants with those of shareholders. This Plan permits the grant of stock options, stock appreciation rights, restricted stock, performance units and stock units, each of which shall be subject to such conditions based upon continued employment, passage of time or satisfaction of performance criteria as shall be specified pursuant to the Plan.

2.	DEFINITIONS

(a)	“Administrator” means the officer or officers of the Corporation appointed by the Committee to perform certain Plan ministerial functions pursuant to subsection 3(b).

(b)	“Award” means a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Unit or Stock Unit granted to a Participant pursuant to the Plan.

(c)	“Award Agreement” means (as applicable) an Option Agreement, an SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement and/or a Performance Unit Agreement.

(d)	“Board of Directors” means the Board of Directors of Nautilus.

(e)
“Change in Control” means either: (a) the sale, liquidation or other disposition of all or substantially all of the Company’s assets; (ii) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of the Company as a group hold less than a majority of the outstanding capital stock of the surviving corporation; or (iii) any person or entity, including any “person” as such term is used in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the “beneficial owner” as defined in the Exchange Act, of shares of the Common Stock representing fifty percent (50%) or more of the combined voting power of the voting securities of the Company.

(f)
“Cause” means (i) Participant’s indictment or conviction in a court of law for any felony that in the Company’s reasonable judgment makes Participant unfit for continued employment, prevents Participant from performing Participant’s duties or other obligations or adversely affects the reputation of the Company if Participant remained in Participant’s position; (ii) dishonesty by Participant related to Participant’s employment that has an adverse effect on the Company; (iii) violation of a key Company policy, the employment agreement, offer letter or the Business Protection Agreement between Participant and the Company (including, but not limited to, acts of harassment or discrimination, use of or being under the influence of unlawful drugs on the Company’s premises or while performing duties on behalf of the Company) that has an adverse effect on the Company; (iv) insubordination (i.e. conduct such as refusal to follow direct orders of the Participant’s manager), provided, however, conduct based on adherence to legal requirements (i.e. tax and securities laws) shall not constitute insubordination; (v) Participant’s failure to perform minimum duties after warning and failure to correct to the Company’s reasonable satisfaction; (vi) Participant’s competition with the Company, diversion of any corporate opportunity or other similarly serious conflict of interest or self‑dealing incurring to Participant’s direct or indirect benefit and the Company’s detriment; or (vii) intentional or grossly negligent conduct by Participant that is injurious to the Company or its affiliates after warning and failure to correct to the Company’s reasonable satisfaction.

(g)
“Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto, the Treasury Regulations promulgated thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or Treasury Department. Any reference to a section of the Code shall be deemed to include such regulations and guidance and any successor provision of the Code.

(h)	“Committee” means the Compensation Committee of Nautilus.

(i)	“Common Stock” means the common stock, without par value, of Nautilus authorized for issuance by Nautilus.

(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Any reference to a section of the Exchange Act shall include any successor provision of the Exchange Act.

(k)	“Executive Officer” means any “officer” of Nautilus as such term is defined in Rule 16a· I under the Exchange Act.

(l)	“Fair Market Value” means, with respect to any given date, the value of a Share determined as follows:

(1)
If the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, as reported in The Wall Street Journal or such other source as the Committee deems reliable (or, if there are no reported sales on such date, on the last date prior to such date on which there was a reported sale);

(2)
If the Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices of a Share as reported in The Wall Street Journal, or as quoted by an established quotation service for over-the-counter securities, or as reported by such other source as the Committee deems reliable, and if there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value; or

(3)	If none of the foregoing is applicable, by the Committee in good faith and in a manner that satisfies Code Sections 409A and 422(c)(1), as applicable.

(m)	“Incentive Stock Option” or “ISO” means a Stock Option designated as, and qualified as, an “incentive stock option” within the meaning of Code Section 422.

(n)	“Nonqualified Stock Options” or “NSO” means a Stock Option other than an Incentive Stock Option.

(o)	“Option Agreement” means the document(s) evidencing the Award of a Stock Option.

(p)	“Outside Director” means a member of the Board of Directors who is not otherwise an employee of the Corporation.

(q)	“Participants” means those individuals who hold unexercised Awards and any authorized transferee of such individuals.

(r)	“Performance Period” means the period described in subsection l0(d) during which a Performance Unit Award is earned.

(s)	“Performance-Based Award” means an Award that vests only upon the satisfaction of one or more of the Qualifying Performance Criteria specified in subsection 11(b).

(t)	“Performance Unit” means and Award granting the right to receive Shares or cash upon achievement of certain goals related to performance as stated in a Performance Unit Agreement.

(u)	“Performance Unit Agreement” means the document(s) evidencing a Performance Unit Award.

(v)	“Plan” means the Nautilus, Inc. 2015 Long Term Incentive Plan as stated in this document and any amendments to it.

(w)	“Qualifying Performance Criteria” has the meaning set forth in subsection l l(b).

(x)
“Restricted Stock Award” means an Award of Shares, the grant, issuance, retention, vesting, termination and/or forfeiture of which is subject to the terms and conditions stated in a Restricted Stock Agreement.

(y)	“Restricted Stock Agreement” means the document(s) evidencing an Award of Restricted Stock.

(z)	“SAR Agreement” means the document(s) evidencing a Stock Appreciation Right Award.

(aa)	“Share” means a share of Common Stock or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 12.

(ab)
“Stock Appreciation Right” or “SAR” means a right to receive, in cash or stock (as determined by the Committee), an amount, with respect to a specific number of Shares, equal to or otherwise based on the excess of:

(1)	The market value of a Share at the time of exercise over;

(2)	The exercise price of the right, subject to the terms and conditions stated in the SAR Agreement.

(ac)
“Stock Option” means a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the Option Agreement. The Committee may grant Stock Options intended to qualify as Incentive Stock Options and Stock Options that are Nonqualified Stock Options, as the Committee, in its sole discretion, shall determine.

(ad)
“Stock Unit Award” means an Award of a right to receive, in cash or stock (as determined by the Committee), the market value of one Share, the grant, issuance, retention, vesting, termination and/or forfeiture of which is subject to the terms and conditions stated in a Stock Unit Agreement.

(ae)	“Stock Unit Agreement” means the document(s) evidencing a Stock Unit Award.

(af)
“Subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity in which at least 50% or more of the voting power or economic interests is owned, directly or indirectly, by Nautilus.

3.ADMINISTRATION

(a)	Administration by the Committee or Board.

(1)	Subject to paragraph (2) below, this Plan shall be administered by the Committee in accordance with its Charter.

(2)
The Board of Directors, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee's exercise thereof and, in such instances, references in the Plan to the Committee shall refer to the Board of Directors.

(b)	Delegation.

(1)
The Board of Directors or the Committee may delegate to one or more separate committees (a “Subcommittee”) composed of one or more members of the Board of Directors who are Outside Directors (and who may but need not be members of the Committee) the ability to grant Awards and take the other actions described in subsection 3(c) with respect to any Participant who is not an Executive Officer, and such actions shall be treated for all purposes as if taken by the Committee.

(2)	The Committee may delegate to an Executive Officer the authority to grant Awards within parameters established by the Committee to any Participant who is not an Executive Officer.

(3)
Any action by any such Subcommittee or Executive Officer within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee, and references in this Plan to the Committee shall include any such Subcommittee or Executive Officer.

(4)	The Committee may delegate certain ministerial functions with respect to the administration of the Plan to an officer or officers of the Corporation (an “Administrator”) as follows:

(A)	Subject to paragraphs (B) and (D) below, the Administrator(s) shall have the authority to:

(i)	Execute and distribute documents, instruments and other agreements evidencing or relating to Awards granted under this Plan;

(ii)	To maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards;

(iii)	To process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award; and

(iv)	To take such other actions as the Committee may specify.

(B)
In no case shall any Administrator be authorized to grant Awards under the Plan or to take any discretionary actions with respect to the Plan or any Award, including, by way of example and not of limitation, interpreting the provisions of the Plan or any Award.

(C)
Any action by any Administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee, and references in this Plan to the Committee shall include any such Administrator, provided that the actions and interpretations of any such Administrator shall be subject to final review and approval, disapproval or modification by the Committee.

(D)
Notwithstanding anything to the contrary in this subsection 3(b), no power or authority may be delegated that is required by law, regulation or applicable stock exchange listing standards to be exercised by the Committee.

(c)
Powers of the Committee. Subject to the express provisions and limitations set forth in this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1)	To prescribe, amend and rescind rules, policies and practices relating to the administration of the Plan and to define terms not otherwise defined in the Plan;

(2)	To determine which persons are Participants, to which of such Participants, if any, Awards shall be granted under the Plan, and the timing of any such Awards;

(3)
To grant Awards to Participants and, subject to the terms of the Plan, determine the terms and conditions of each Award, including the number of Shares covered by each Award, the exercise or purchase price, and any terms or conditions relating to vesting, exercise, forfeiture or expiration, which terms may, but need not be, conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events or other factors, provided that in no event will any portion of an Award become vested prior to the first anniversary of the date of grant of such Award (except in the case of death or disability and except that up to 5% of the Shares authorized for grant pursuant to Section 6(a) may be granted with a minimum vesting schedule of less than one year) and provided that in no event will any portion of an Award become vested immediately prior to or upon a Change in Control, except that each Award will become fully vested if the Participant holding the Award is terminated by the Company for a reason other than Cause upon or within twelve (12) months following the Change in Control;

(4)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5)	To prescribe and amend the terms of the Award Agreements and related documents and instruments pursuant to which Awards may be settled or exercised or beneficiaries may be designated;

(6)	To determine whether, and the extent to which, adjustments are required pursuant to Section 12;

(7)	To determine whether and to what extent an Award may be settled in cash, Shares, or a combination thereof;

(8)	To interpret and construe the Plan, any rules, polices or procedures relating to the Plan and the terms and conditions of any Award Agreement and related documents and instruments pursuant to which

Awards may be settled or exercised or beneficiaries may be designated, and to make exceptions to any such provisions in good faith and for the benefit of the Corporation; and

(9)	To make all other determinations deemed necessary or advisable for the administration of this Plan.

(d)
Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award of a change in a Participant's employment status (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status), including the vesting, expiration or forfeiture of an Award in the case of:

(1)	Any individual who is employed by an entity that ceases to be a Subsidiary;

(2)	Any leave of absence approved by the Corporation;

(3)	Any transfer between locations of employment between Nautilus and any Subsidiary or between any Subsidiaries;

(4)	Any change in the Participant's status from an employee to a consultant or member of the Board of Directors, or vice versa; and

(5)	Any employee who at the request of the Corporation becomes employed by any partnership, joint venture, limited liability company, corporation or other entity that is not a Subsidiary.

(e)
Determinations of the Committee. All decisions, determinations and interpretations by the Committee regarding this Plan shall be final, conclusive and binding on all persons, including, the Participants and any other individual claiming benefits or rights under the Plan. Any dispute regarding the interpretation of the Plan or any Award shall be submitted by the Participant to the Committee for review. The resolution of such a dispute by the Committee shall be final, conclusive and binding on the Participant. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any attorneys, consultants and accountants as it may select.

4.PARTICIPANTS

Awards under the Plan may be granted to:

(a)	Any employee of the Corporation;

(b)	Any non-employee member of the Board of Directors or the board of directors (or other governing body) of any Subsidiary; and

(c)	Any non-employee consultant who provides services to the Corporation.

5.EFFECTIVE DATE AND EXPIRATION OF PLAN

(a)
Effective Date. This Plan was approved by the Board of Directors on February 12, 2015 and became effective on April 28, 2015 with shareholder approval at the 2015 Annual Meeting of the shareholders of Nautilus. The amendment and restatement of this Plan was approved by the Board of Directors on March 19, 2020, subject to shareholder approval at the 2020 Annual Meeting of the shareholders of Nautilus.

(b)	Expiration Date.

(1)	The Plan shall remain available for the grant of Awards until the earlier of:

(A)	April 28, 2025; or

(B)	The date on which all Shares available for issuance under the Plan have been issued as fully vested Shares.

(2)
The expiration of the Committee's authority to grant Awards under the Plan will not affect the operation of the terms of the Plan or the Corporation's and Participants' rights and obligations with respect to Awards granted on or prior to the expiration date of the Plan.

6.SHARES SUBJECT TO THE PLAN

(a)	Aggregate Limits.

(1)
Subject to adjustment as provided in paragraph (2) below and in Section 12, the aggregate number of Shares that may be granted pursuant to Awards under the Plan is 3,300,000 plus any Shares reserved under Nautilus' 2005 Long-Term Incentive Plan, as amended, that are not subject to a grant on April 28, 2015, or as to which the option award is forfeited on or after April 28, 2015. The Shares that may be granted pursuant to Awards under the Plan may include Shares reacquired by Nautilus (including Shares purchased in the open market) or authorized but unissued Shares. To the extent any Award is forfeited, terminates, expires or lapses instead of being exercised, is not earned in full or is settled in cash, the Shares subject to such Awards not delivered as a result shall again be available to be granted as Awards under this Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under this Section 6(a)(1) and shall not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation  with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options.

(2)
The aggregate number of Shares available for issuance under the Plan shall be reduced by 1.5 Shares for each Share delivered in settlement of any SAR, Restricted Stock, Stock Unit or Performance Unit Award, and one (I) Share for each Share delivered in settlement of a Stock Option Award.

(b)	Limitations on Grants.

(1)	The aggregate number of Shares subject to Stock Options or Stock Appreciation Rights granted under this Plan during any calendar year to any one Participant shall not exceed 1,000,000.

(2)	The aggregate number of Shares subject to Restricted Stock or Stock Unit Awards granted under this Plan during any calendar year to any one Participant shall not exceed 1,000,000.

(3)
Notwithstanding anything to the contrary in this Plan, the limitations in paragraphs (1) and (2) above shall be subject to adjustment under Section 12, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m).

(4)
The aggregate number of Shares issued pursuant to Incentive Stock Options granted under the Plan shall not exceed 1,000,000, which limitation shall be subject to adjustment under Section 12 only to the extent that adjustment is allowable under Code Section 422.

7.PLAN AWARDS

(a)	Award Types. The Committee is authorized to grant the following Awards under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan:

(1)	Stock Options, pursuant to the terms and conditions of a Stock Option Agreement.

(2)	Stock Appreciation Rights, pursuant to the terms and conditions of an SAR Agreement.

(3)	Restricted Stock, pursuant to the terms and conditions of a Restricted Stock Agreement.

(4)	Stock Units, pursuant to the terms and conditions of a Stock Unit Agreement.

(5)	Performance Units pursuant to the terms and conditions of a Performance Unit Agreement.

(b)	Grants of Awards; Designation as Performance-Based Awards.

(1)	Awards may be granted separately or in tandem or in the alternative.

(2)
The Committee, in its discretion, may designate any Award as a Performance- Based Award and designate in the Award Agreement the Qualifying Performance Criteria upon which the grant or vesting of the Award is conditioned.

8.STOCK OPTIONS AND SARS

(a)	The Committee may grant Stock Options or SARs only to those eligible individuals described in Section 4 who are selected by the Committee as Participants.

(b)	No Participant shall have any rights as a shareholder with respect to any Shares subject to Stock Options 6r SARs under the Plan until the Shares have been issued.

(c)
Each Stock Option or SAR shall be evidenced only by an Option Agreement or SAR Agreement approved by the Committee and executed by the Committee and the Participant. Each Stock Option grant will expressly identify the Stock Option as an ISO or as a Nonqualified Stock Option. Awards of Stock Options or SARs granted pursuant to the Plan need not be identical, but each must contain or be subject to the following terms and conditions:

(1)
Price. The exercise price of each Stock Option or SAR granted under the Plan shall be established by the Committee and set forth in the applicable Option Agreement or SAR Agreement. The exercise price per Share shall not be less than l00% of the Fair Market Value of a Share on the date of grant. The exercise price of a Stock Option shall be paid in cash or in such other form if and to the extent permitted by the Committee, including without limitation, by delivery of already-owned Shares with an aggregate value equal to the exercise price, withholding (either actually or by attestation) of Shares with an aggregate value equal to the exercise price otherwise issuable under such Stock Option and/or by payment under a broker assisted sale and remittance program acceptable to the Committee.

(2)
No Repricing. Other than in connection with a change in the capitalization of Nautilus (as described in Section 12), in no event may any Stock Option or SAR without shareholder approval be amended to decrease the exercise price, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Stock Option or SAR with a lower exercise price, or otherwise be subject to any action that would be treated as a “repricing” of such Stock Option or SAR under applicable stock exchange listing standards or accounting standards.

(3)
Duration, Exercise and Termination of Stock Options and SARs. Each Stock Option or SAR shall be exercisable at such times and in such installments during the period prior to the expiration of the Stock Option or SAR as determined by the Committee and set forth in the Option Agreement or SAR Agreement. The Committee may make the exercise of any Stock Option or SAR subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Committee and set forth in the Option Agreement or SAR Agreement. At any time after the grant of a Stock Option or SAR, the Committee may reduce or eliminate any restrictions on the Participant's right to exercise all or part of the Stock Option or SAR. Upon exercise of a Stock Option or SAR, settlement and payment shall occur at the time(s) and in the manner set forth in the applicable Option Agreement or SAR Agreement.

(4)
Termination of Employment. The Option Agreement or SAR Agreement may provide for the forfeiture or cancellation of the Stock Option or SAR, in whole or in part, in the event of the Participant's termination of employment or service. In all cases, the Option Agreement or SAR Agreement shall provide that vesting shall cease in the event of the Participant's termination of employment or service.

(5)
Conditions and Restrictions Upon Securities Subject to Stock Options or SARs. Subject to the express provisions of the Plan, the Committee may provide in the Option Agreement or SAR Agreement that the Shares issued upon exercise of a Stock Option or SAR shall be subject to such further conditions or agreements as the Committee in its discretion may specify, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions, provided that in no event will any portion of a Stock Option or SAR become vested prior to the first anniversary of the date of grant of such Stock Option or SAR (except in the case of death or disability and except that up to 5% of the Shares authorized for grant pursuant to Section 6(a) may be granted with a minimum vesting schedule of less than one year) and provided that in no event will any portion of a Stock Option or SAR become vested immediately prior to or upon a Change in Control, except that each Stock Option or SAR will become fully vested if the Participant holding the Stock Option or SAR is terminated by the Company for a reason other than Cause upon or within twelve (12) months following the Change in Control.

(6)	Settlement of SARs. Settlement of SARs upon exercise may be satisfied through cash payments, the delivery of Shares, or a combination thereof, as the Committee shall determine.

(7)
Other Terms and Conditions. Option Agreements and SAR Agreements may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate, provided that no Option Agreements or SAR Agreements may have reload features under which the exercise of an Option or SAR by a Participant automatically entitles the Participant to a new Option or SAR.

(8)	ISOs. Stock Options intending to qualify as ISOs shall be subject to the following conditions:

(A)	ISOs may be granted only to employees of Nautilus or a “subsidiary corporation” of Nautilus within the meaning of Code Section 424(f).

(B)
No Stock Option intended to qualify as an ISO shall be granted to any person if, immediately after the grant of such Award, such person would own stock, including stock subject to outstanding Awards held by that person under the Plan or any other plan established by the Corporation, amounting to more than I0% of the total combined voting power or value of all classes of stock of the Corporation.

(C)
The aggregate Fair Market Value of the Common Stock (determined at the time of grant) for which ISOs are exercisable for the first time by the Participant during any calendar year, under all of the plans of the Corporation under which Incentive Stock Options may be issued, may not exceed $100,000.

(D)
To the extent a Stock Option that, by its terms, is intended to be an Incentive Stock Option exceeds this $100,000 limit, the portion of the Stock Option in excess of such limit shall be treated as a Nonqualified Stock Option.

(E)	To the extent that the Option Agreement specifies that a Stock Option is intended to qualify as an ISO, the provisions of the Option Agreement shall be construed and interpreted accordingly.

9.RESTRICTED STOCK AND STOCK UNITS

(a)	The Committee may grant Restricted Stock or Stock Units only to those eligible individuals described in Section 4 who are selected by the Committee.

(b)
Awards of Restricted Stock or Stock Units shall be evidenced by Restricted Stock Agreements or Stock Unit Agreements approved by the Committee and executed by the Committee and the Participant. Awards of Restricted Stock or Stock Units granted pursuant to the Plan need not be identical, but each must contain or be subject to the following terms and conditions:

(1)	Mandatory Terms and Conditions. Each Restricted Stock Agreement and Stock Unit Agreement shall contain provisions regarding:

(A)	The number of Shares granted under the Award or a formula for determining such;

(B)	The purchase price of the Shares, if any, and the means of payment for the Shares;

(C)
If the Award is a Performance-Based Award, the Qualifying Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested;

(D)
Such other terms and conditions relating to the grant, issuance, vesting and/or forfeiture of the Shares as determined by the Committee, to the extent not inconsistent with this Plan, provided that in no event will any portion of Restricted Stock or Stock Units become vested prior to the first anniversary of the date of grant of such Restricted Stock or Stock Units (except in the case of death or disability and except that up to 5% of the Shares authorized for grant pursuant to Section 6(a) may be granted with a minimum vesting schedule of less than one year) and provided that in no event will any portion of Restricted Stock or Stock Units become vested immediately prior to or upon a Change in Control, except that Restricted Stock and Stock Units will become fully vested if the Participant holding the Restricted Stock or Stock Units is terminated by the Company for a reason other than Cause upon or within twelve (12) months following the Change in Control;

(E)	Restrictions on the transferability of the Shares, if any; and

(F)	Such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

(2)
Sale or Award Price. Subject to the requirements of applicable law, the Restricted Stock Agreement or Stock Unit Agreement shall set forth the price, if any, as determined by the Committee at which Shares of Restricted Stock or Stock Units shall be sold or awarded to a Participant.

(3)
Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Stock Unit Awards shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee, provided that in no event will any portion of Restricted Stock or Stock Units become vested prior to the first anniversary of the date of grant of such Restricted Stock or Stock Units (except in the case of death or disability and except that up to 5% of the Shares authorized for grant pursuant to Section 6(a) may be granted with a minimum vesting schedule of less than one year) and provided that in no event will any portion of Restricted Stock or Stock Units become vested immediately prior to or upon a Change in Control, except that Restricted Stock and Stock Units will become fully vested if the Participant holding the Restricted Stock or Stock Units is terminated by the Company for a reason other than Cause upon or within twelve (12) months following the Change in Control. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Stock Unit Awards subject to continued employment, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Committee, which criteria may be based on financial performance and/or personal performance evaluations. Notwithstanding anything to the contrary in the Plan, the performance criteria for any Restricted Stock Award or Stock Unit Award that is intended to satisfy the requirements for “performance-based compensation” within the meaning of Code Section l62(m) shall be measured based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Restricted Stock Award is granted.

(4)
Termination of Employment. The Restricted Stock Agreement or Stock Unit Agreement may provide for the forfeiture or cancellation of the Restricted Stock or Stock Unit Award, in whole or in part, in the event of the termination of employment or service of the Participant to whom it was granted. In all cases, the Restricted Stock Agreement or Stock Unit Agreement shall provide that vesting shall cease in the event of termination of employment or service of the Participant to whom it was granted.

(5)
Shareholder Rights. No Participant shall have any rights as a shareholder with respect to any Shares subject to an Award of Stock Units under the Plan until said Shares have been issued. A Participant shall have rights as a shareholder with respect to any Shares subject to a Restricted Stock Award under the Plan only to the extent specified in this Plan or the Restricted Stock Agreement evidencing such Award.

(6)
Settlement of Stock Units. Upon expiration of the vesting period, settlement of Stock Units shall be made in Shares, cash or a combination thereof, as determined by the Committee, at the time(s) and in the manner set forth in the applicable Stock Unit Agreement. Until a Stock Unit is so settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to Section 12.

10.PERFORMANCE UNITS

(a)	General. The Committee may grant Performance Units only to those eligible individuals described in Section 4 who are selected by the Committee as Participants.

(b)
Awards. A Performance Unit may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the number of Performance Units granted to each Participant. Each Performance Unit Award shall be evidenced by a Performance Unit Agreement approved by the Committee and executed by the Committee and the Participant.

(c)
Settlement. The Performance Unit Agreement shall provide that Performance Units may be settled in Shares, cash or a combination thereof, as determined by the Committee, at the time(s) and in the manner set forth in the applicable Performance Unit Agreement. Until a Performance Unit is so settled, the number of Shares represented by a Performance Unit shall be subject to adjustment pursuant to Section 12.

(d)
Performance Period and Criteria. The time period during which a Performance Unit Award shall be earned shall be the “Performance Period,” and, except in the year in which the Plan is adopted, shall be at least the length of one (I) fiscal year (whether of Nautilus or of any Subsidiary, determined in the discretion of the Committee). Performance Units shall be subject to performance goals established by the Committee. Notwithstanding anything to the contrary in the Plan, the performance criteria for any Performance Unit that is intended to satisfy the requirements for “performance-based compensation” within the meaning of Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified in the Performance Unit Agreement.

(e)	Earning Performance Unit Awards. After the applicable Performance Period has ended, the Committee shall determine the extent to which the established performance goals have been achieved.

(f)
Termination of Employment. The Performance Unit Agreement may provide for the forfeiture or cancellation of the Performance Unit Award, in whole or in part, in the event of the termination of employment or service of the Participant to whom it was granted. In all cases, the Performance Unit Agreement shall provide that vesting shall cease in the event of termination of employment or service of the Participant to whom it was granted.

11.OTHER PROVISIONS APPLICABLE TO AWARDS

(a)
Transferability. Unless the Award Agreement expressly states that the Award is transferable as provided under the Plan, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all applicable restrictions, other than by will or the laws of descent and distribution. The Committee may grant an Award or amend an outstanding Award Agreement to provide that the Award is transferable or assignable:

(1)
In the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section A.1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended from time to time;

(2)
In any transfer described in clause (ii) of Section A.1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as amended from time to time, provided that, following the transfer or assignment, the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee shall determine appropriate, and as a condition to such transfer, the transferee shall execute an agreement agreeing to be bound by the terms; and

(3)	In the case of a Stock Option intended to qualify as an ISO, only to the extent consistent with Code Section 422.

Any purported assignment, transfer or encumbrance that does not qualify under this subsection shall be void and unenforceable against the Corporation.

(b)	Qualifying Performance Criteria.

(1)
For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award Agreement:

(A)	Cash flow;

(B)	Earnings per share;

(C)	Earnings before interest, taxes and amortization;

(D)	Return on equity;

(E)	Total shareholder return;

(F)	Share price performance;

(G)	Return on capital;

(H)	Return on assets or net assets;

(I)	Revenue or revenue growth;

(J)	Income or net income;

(K)	Operating income or net operating income;

(L)	Operating profit or net operating profit;

(M)	Operating margin or profit margin;

(N)	Return on operating revenue;

(O)	Return on invested capital;

(P)	Market segment share;

(Q)	Product release schedules;

(R)	New product innovation;

(S)	Product cost reduction through advanced technology;

(T)	Brand recognition/acceptance;

(U)	Product ship targets; or

(V)	Customer satisfaction.

(2)
The Committee may adjust the performance goals and any evaluation of performance under any Qualifying Performance Criteria to account for changes in law or accounting practices and to make such adjustments the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships during a performance period, including without limitation:

(A)	Asset write-downs;

(B)	Litigation or claim judgments or settlements;

(C)	The effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results;

(D)	Accruals for reorganization and restructuring programs;

(E)
Any extraordinary non-recurring items as described in Accounting Standards Codification 225-20 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's annual report to shareholders for the applicable year; and

(F)	Events either not directly related to Company operations or not under the reasonable control of Company management.

(3)
Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant, the number of Shares, Stock Options, SARs, Stock Units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, such a reduction with respect to one Participant may not result in an increase in the amount payable to another Participant.

(c)
Dividends. No adjustment shall be made in Shares issuable under the Award Agreement on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Stock prior to the issuance or vesting of Shares under any Award. The Committee shall specify in the Award Agreement whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to the Award Agreement that are subject to any restrictions or conditions on the record date for dividends, provided that in no event will unissued or unvested Shares under any Award receive dividends or dividend equivalent amounts.

(d)
Award Agreements. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee may establish the terms of Award Agreements and related documents and may, but need not, require as a condition to any such agreement's or document's effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that Participant agrees to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

(e)
All Awards Subject to Company Clawback or Recoupment Policy. All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board of Directors or required by law during the term of Participant’s employment or other service with the Company that is applicable to employees, Board of Director members or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

(f)
Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation:

(1)	Restrictions under an insider trading policy;

(2)	Restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants; and

(3)	Restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(g)
Subsidiary Awards. In the case of a grant of an Award to any Participant who is employed by or a service provider to a Subsidiary, such grant may, if the Committee so directs, be implemented by Nautilus issuing any subject Shares to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.

(h)	Suspension or Termination of Awards Upon Misconduct.

(1)
If at any time (including after a notice of exercise has been delivered) the Committee reasonably believes that a Participant, other than an Outside Director, has committed an act of misconduct as described below, the Committee may suspend the exercise, vesting and settlement, as applicable, of any Award granted to the Participant pending a final determination of whether such an act of misconduct has been committed. If the Committee determines a Participant, other than an Outside Director, has committed an act of misconduct, any Award granted to the Participant may, in the discretion of the Committee, be forfeited, in whole or in part.

(2)
Any determination by the Committee with respect to the foregoing shall be final, conclusive, and binding on all interested parties. For any Participant who is an Executive Officer, the determination of the Committee shall be subject to the approval of the Board of Directors.

(3)
For purposes of this subsection, an “act of misconduct” means embezzlement, fraud, dishonesty in the performance of or willful neglect of job duties, nonpayment of any obligation owed to the Corporation, breach of fiduciary duty or deliberate disregard of Corporation rules, material breach of an agreement between the Participant and the Corporation, the unauthorized disclosure of any Corporation trade secret or confidential information, conduct constituting unfair competition, or inducing any customer to breach a contract with the Corporation, or any other conduct resulting in material (as determined by the Committee in its discretion) loss, damage or injury to the Corporation.

12.ADJUSTMENT OF AND CHANGES IN THE COMMON STOCK

(a)
The existence of outstanding Awards shall not affect in any way the right or power of Nautilus or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the capital structure or business of Nautilus, or any merger or consolidation of Nautilus or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, the Shares or other securities of Nautilus or the rights thereof, or the dissolution or liquidation of Nautilus, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided in the Plan or by the Committee unless the Committee determines, in its sole discretion, that an adjustment is necessary or appropriate and is not inconsistent with applicable law, including Code Sections 409A and 424(h), no adjustment by reason thereof shall be made with respect to, the number of Shares subject to any and all Awards previously granted or the exercise or purchase price per Share under such Awards because of:

(1)
The issuance by Nautilus of shares of stock or any class of securities convertible into shares of any class of stock, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Nautilus convertible into such shares or other securities;

(2)	The payment of a dividend in property other than Shares; or

(3)	The occurrence of any similar transaction whether or not for fair value.

(b)
If the number of outstanding Shares of Nautilus for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, reverse stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization or any similar event affecting the capital structure of Nautilus or the number of Shares outstanding, the Committee shall, subject to and consistent with the requirements of applicable law, including Code Sections 409A and 424(h), appropriately and equitably adjust the number and kind of Shares which are subject to this Plan or subject to any Awards granted under the Plan, including Awards previously granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of Shares without changing the aggregate exercise or settlement price.

(c)
No right to purchase fractional Shares shall result from any adjustment of Stock Options or SARs pursuant to this Section 12. In case of any such adjustment, the Shares subject to the Stock Option or SAR shall be rounded down to the nearest whole share.

(d)
Any Award Agreement and related documents may include such terms relating to the effect of any merger, reorganization or changes in control affecting Nautilus as the Committee determines in its discretion to be appropriate, to the extent not inconsistent with Code Sections 409A and 424(h). Subject to any such terms, in the event Nautilus is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by Nautilus (if Nautilus is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

13.LISTING OR QUALIFICATION OF COMMON STOCK

In the event that the Board of Directors determines in its discretion that the listing or qualification of the Shares available for issuance under the Plan on any securities exchange or quotation or trading system or other consent or approval under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares, a Stock Option or SAR may not be exercised, in whole or in part, and a Restricted Stock Award, Stock Unit Award, Performance Unit Award, Stock Option or SAR shall not vest unless such listing, qualification, consent or approval has been unconditionally obtained.

14.	TERMINATION OR AMENDMENT OF THE PLAN

(a)
The Board of Directors may amend, alter or discontinue the Plan, and the Board or the Committee may, to the extent permitted by the Plan, amend any Award Agreement or other document relating to an Award made under this Plan, provided, however, that Nautilus shall submit for shareholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 12) required to be submitted for shareholder approval by the rules of any national securities exchange on which the Shares are listed for trading or that otherwise would:

(1)	Increase the maximum number of Shares for which Awards may be granted under this Plan;

(2)	Reduce the price at which Stock Options may be granted below the price provided for in subsection 8(c)(1);

(3)	Reduce the exercise price of outstanding Stock Options;

(4)	Extend the term of this Plan;

(5)	Change the classes of persons eligible to be Participants (as described in Section 4); or

(6)	Increase the limits provided for in Section 6.

(b)
In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant's consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either:

(1)	Is required or advisable in order for the Corporation, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard; or

(2)	ls not reasonably likely to significantly diminish the benefits provided under such Award or that any such diminishment has been adequately compensated.

15.PARTICIPANTS IN FOREIGN COUNTRIES

The Committee shall have the authority to adopt such modifications, procedures and sub-plans as may be necessary or advisable to comply with provisions of the laws of foreign countries in which the Corporation may operate.

16.	WITHHOLDING

To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Corporation for the satisfaction of any and all taxes, including any withholding tax or payroll tax obligations, that arise with respect to any Award, the issuance of Shares or payment of cash upon exercise or settlement of an Award or any sale of Shares. The Corporation shall not be required to issue Shares or to recognize the disposition of such Shares until such tax obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Corporation withhold a portion of the Shares of stock that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant.

17.	GENERAL PROVISIONS

(a)
Employment At Will. Neither the Plan nor the grant of any Award nor any action by Nautilus, any Subsidiary, the Committee or any Administrator shall be held or construed to confer upon any person any right to be continued in the employ of Nautilus or a Subsidiary. Nautilus and each Subsidiary expressly reserves the right to discharge, without liability but subject to his or her rights under this Plan, any Participant whenever, in the sole discretion of Nautilus or a Subsidiary, as the case may be, its interest may so require.

(b)
Governing Law. This Plan and any Award Agreements and other documents relating to Awards under the Plan shall be interpreted and construed in accordance with the laws of the State of Washington and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan, or in an Award Agreement or related document, to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

(c)
Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

18.NON-EXCLUSIVITY OF PLAN

Neither the adoption of this Plan by the Board of Directors nor the submission of this Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of stock options, stock appreciation rights, restricted stock, stock units or performance units other than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

19.	COMPLIANCE WITH OTHER LAWS AND REGULATIONS

This Plan, the grant and exercise of Awards under the Plan, and the obligation of the Corporation to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Corporation shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Corporation is unable (or the Committee deems it infeasible) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan, the Corporation shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Stock Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Stock Option or Award is effective and current or the Corporation has determined that such registration is unnecessary.

20.	LIABILITY OF CORPORATION

The Corporation shall not be liable to a Participant or other persons as to:

(a)
The non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and

(b)	Any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted under the Plan.

21.DESIGNATION OF BENEFICIARY

The Committee shall establish such procedures and prescribe such forms as it deems appropriate for a Participant to designate a beneficiary to receive any amounts payable under an Award in the event of the Participant's death.

APPENDIX B

SAMPLE PROXY CARD

NAUTILUS Inc

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00am, PST, on May 1, 2020.

Online
Go to **www.investorvote.com/NLS** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2020 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors unanimously recommends shareholders vote FOR all of the nominees listed, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

+

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - James Barr, IV	☐	☐	02 - Richard A. Horn	☐	☐	03 - M. Carl Johnson, III	☐	☐
04 - Patricia M. Ross	☐	☐	05 - Anne G. Saunders	☐	☐	05 - Marvin G. Siegert	☐	☐

	For	Against	Abstain
2. To adopt an advisory resolution approving Nautilus' executive compensation.	☐	☐	☐
3. Ratification of selection of KPMG LLP as Independent Registered Public Accounting Firm.	☐	☐	☐
4. Approval of the amendment and restatement of the Nautilus, Inc. 2015 Long-Term Incentive Plan, as amended.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 456466

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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037DHG

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — NLS2020.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.edocumentview.com/NLS

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Nautilus, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 1, 2020

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 30, 2020 and names, constitutes and appoints Aina E. Konold and Wayne M. Bolio, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Nautilus, Inc., to be held at 1:00 p.m. PST on May 1, 2020, and at any adjournment thereof, and to vote all the shares of common stock held of record in the name of the undersigned on March 16, 2020, with all the powers that the undersigned would possess if personally present.

Our Board of Directors is soliciting this proxy, if no specific direction is given as to the items stated on the reverse side, this proxy will be voted FOR all of the nominees listed, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

The shareholder signed on the reverse side reserves the right to revoke this proxy at any time prior to its exercise by written notice delivered to our Secretary at our offices at **17750 SE 6th Way, Vancouver, Washington 98683**, prior to the annual meeting. The power of the proxy holders shall also be suspended if the shareholder signed above appears at the annual meeting and elects in writing to vote in person.

(Items to be voted appear on reverse side)

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting and proxy statement are available at http://www.nautilusinc.com/investors.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance

Mark box to the right if you plan to attend the Annual Meeting. ☐